Exhibit 10.3

INTERCREDITOR AGREEMENT

by and among

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Initial First Lien Administrative Agent and as Initial First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Initial Second Lien Administrative Agent and as Initial Second Lien Collateral Agent

EACH ADDITIONAL REPRESENTATIVE

as defined herein,

HORNBECK OFFSHORE SERVICES, INC.

as the Company

and

THE VARIOUS ENTITIES NAMED IN THIS AGREEMENT

as Grantors

Dated as of

February 7, 2019

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT is dated as of February 7, 2019, and entered into by and among HORNBECK OFFSHORE SERVICES, INC., a Delaware corporation (the “Company”), HORNBECK OFFSHORE SERVICES, LLC, a Delaware limited liability company (the “Co-Borrower”), each other Grantor (as hereinafter defined), WILMINGTON TRUST NATIONAL ASSOCIATION, as administrative agent under the Initial First Lien Term Loan Agreement (as hereinafter defined) (in such capacity, together with its successors and permitted assigns from time to time, the “Initial First Lien Administrative Agent”) and as Authorized Collateral Agent (as hereinafter defined) for the Initial First Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and permitted assigns from time to time, the “Initial First Lien Collateral Agent”), WILMINGTON TRUST NATIONAL ASSOCIATION, as administrative agent under the Initial Second Lien Term Loan Agreement (in such capacity, together with its successors and permitted assigns from time to time, the “Initial Second Lien Administrative Agent”) and as Authorized Collateral Agent for the Initial Second Lien Secured Parties (as hereinafter defined) (in such capacity, together with its successors and permitted assigns from time to time, the “Initial Second Lien Collateral Agent”), and each other Additional Representative that from time to time becomes party hereto.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial First Lien Collateral Agent (for itself and on behalf of the Initial First Lien Secured Parties), the Initial First Lien Administrative Agent (for itself and on behalf of the Initial First Lien Secured Parties), the Initial Second Lien Collateral Agent (for itself and on behalf of the Initial Second Lien Secured Parties), the Initial Second Lien Administrative Agent (for itself and on behalf of the Initial Second Lien Secured Parties), following the joinder to this Agreement, each Additional First Lien Representative (for itself and on behalf of the Additional First Lien Secured Parties under the applicable Additional First Lien Indebtedness), following its joinder to this Agreement, each Additional Second Lien Representative (for itself and on behalf of the Additional Second Lien Secured Parties under the applicable Additional Second Lien Indebtedness) and, following its joinder to this Agreement, each Third Lien Representative (for itself and on behalf of the Third Lien Secured Parties under the applicable Third Lien Indebtedness) agree as follows:

ARTICLE I.

DEFINED TERMS

Section 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Additional First Lien Agreement” means each indenture, credit facility or other agreement (other than the Initial First Lien Term Loan Agreement), entered into in compliance with this Agreement, pursuant to which any one or more Grantors incurs Additional First Lien Indebtedness.

“Additional First Lien Financing Documents” means, collectively, with respect to any Additional First Lien Obligations, each Additional First Lien Agreement and each guarantee, collateral agreement and any intercreditor or joinder agreement among any Additional First Lien Secured Parties with respect to such Additional First Lien Obligations (or binding upon them through one or more of their representatives), to the extent such are effective at the relevant time, or other similar agreement entered into by any Grantor in connection with any Additional First Lien Agreement.

“Additional First Lien Indebtedness” has the meaning assigned to that term in Section 5.5(b).

“Additional First Lien Obligations” means the “Indebtedness” (or the equivalent term) as defined in the applicable Additional First Lien Financing Documents and all other obligations of the Grantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Indebtedness for borrowed money outstanding under each Additional First Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Additional First Lien Financing Documents owing to the Additional First Lien Secured Parties (in their capacity as such).

“Additional First Lien Representative” means the administrative agent, trustee or similar entity for the lenders or holders of obligations, as applicable, under any Additional First Lien Agreement, together with its successors and permitted assigns.

“Additional First Lien Secured Party” means at any relevant time, subject to Section 5.5, the First Lien Collateral Agent, each Additional First Lien Representative and each holder of Additional First Lien Indebtedness.

“Additional Representative” means any Additional First Lien Representative, any Additional Second Lien Representative or any Third Lien Representative.

“Additional Second Lien Agreement” means each indenture, credit facility or other agreement (other than the Initial Second Lien Term Loan Agreement), entered into in compliance with this Agreement, pursuant to which any one or more Grantors incurs Additional Second Lien Indebtedness.

“Additional Second Lien Financing Documents” means, collectively, with respect to any Additional Second Lien Obligations, each Additional Second Lien Agreement, each guarantee, collateral agreement and any intercreditor or joinder agreement among any Additional Second Lien Secured Parties with respect to such Additional Second Lien Obligations (or binding upon them through one or more of their representatives), to the extent such are effective at the relevant time, or other similar agreement entered into by any Grantor in connection with any Additional Second Lien Agreement.

“Additional Second Lien Indebtedness” means Indebtedness that was incurred in compliance with Section 5.7 that represents Second Lien Obligations.

“Additional Second Lien Obligations” means the “Indebtedness” (or the equivalent term) as defined in the applicable Additional Second Lien Financing Documents and all other obligations of the Grantors from time to time arising under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Indebtedness for borrowed money outstanding under each Additional Second Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Additional Second Lien Financing Documents owing to the Additional Second Lien Secured Parties (in their capacity as such).

“Additional Second Lien Representative” means the administrative agent, trustee or similar entity for the lenders or holders of obligations, as applicable, under the Additional Second Lien Agreement, together with its successors and permitted assigns.

“Additional Second Lien Secured Parties” means at any relevant time, subject to Section 5.7, the Second Lien Collateral Agent, each Additional Second Lien Representative and each holder of Additional Second Lien Indebtedness.

“Agreement” means this Intercreditor Agreement.

“Authorized Collateral Agent” unless specified otherwise in the First Lien Financing Documents, the Second Lien Financing Documents or the Third Lien Financing Documents, as applicable, means the Person or Persons authorized by the related Secured Parties to act on their behalf with respect to their Liens or the obligations owed to them under such Secured Parties’ respective agreements.

“Bankruptcy Code” means Title I of the Bankruptcy Reform Act of 1978, as amended and codified as Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors, including the Mexican Ley de Concursos Mercantiles.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, that has been granted as First Lien Collateral, Second Lien Collateral and Third Lien Collateral, including the U.S.-flag vessels and the Mexican-flag vessels listed on Schedules 1 and 2 hereto, respectively.

“Company” has the meaning assigned to that term in the recitals hereto.

“Debt Representative” means the Initial First Lien Administrative Agent, the Initial Second Lien Administrative Agent, each Additional First Lien Representative, each Additional Second Lien Representative and each Third Lien Representative.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of First Lien Obligations” means, except to the extent otherwise provided in Section 5.5 hereof, (a) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the First Lien Financing Documents, whether or not allowed or allowable in such proceeding) and premium (if any) on all First Lien Obligations outstanding under the First Lien Financing Documents, (b) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid or commitments referred to in the following clause (c) are terminated (other than any contingent obligations for which no demand or claim has been made), and (c) termination of all other commitments of the First Lien Secured Parties to extend credit under the First Lien Financing Documents.

“Discharge of Second Lien Obligations” means, except to the extent otherwise provided in Section 5.7 hereof, (a) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the Second Lien Financing Documents, whether or not allowed or allowable in such proceeding) and premium (if any) on all Second Lien Obligations outstanding under the Second Lien Financing Documents, (b) payment in full in cash of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any contingent obligations for which no demand or claim has been made), and (c) termination of all other commitments of the Second Lien Secured Parties to extend credit under the Second Lien Financing Documents.

“Discharge of Third Lien Obligations” means, except to the extent otherwise provided in Section 5.8 hereof, (a) payment in full in cash of the principal of, interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the Third Lien Financing Documents, whether or not allowed or allowable in such proceeding) and premium (if any) on all Third Lien Obligations outstanding under the Third Lien Financing Documents, (b) payment in full in cash of all other Third Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any contingent obligations for which no demand or claim has been made), and (c) termination of all other commitments of the Third Lien Secured Parties to extend credit under the Third Lien Financing Documents.

“Disposition” has the meaning assigned to that term in Section 5.1(b).

“Enforcement Action” means an action under applicable law to:

(a) foreclose, execute, levy, or collect on, take possession or control of (other for purposes of perfection), sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the Financing Documents (including by way of set-off, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable),

(b) solicit bids from third Persons to conduct the liquidation or disposition of Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting and selling Collateral,

(c) receive a transfer of Collateral in satisfaction of Indebtedness or any other obligation secured thereby,

(d) otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the Financing Documents (including the commencement of applicable legal proceedings or other actions with respect to Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral), or

(e) effect the Disposition of Collateral by any Grantor after the occurrence and during the continuation of a First Lien Debt Default under the First Lien Financing Documents with the consent of First Lien Collateral Agent, a Second Lien Debt Default under the Second Lien Financing Documents with the consent of Second Lien Collateral Agent or a Third Lien Debt Default under the Third Lien Financing Documents with the consent of Third Lien Collateral Agent.

“Financing Documents” means any of the First Lien Financing Documents, the Second Lien Financing Documents and/or the Third Lien Financing Documents, as the context may require, including the vessel mortgages on U.S.-flag vessels that are Collateral described on Schedule 3 hereto and the vessel mortgages on Mexican-flag vessels that are Collateral described on Schedule 4 hereto.

“First Lien Collateral” means (i) the “Collateral”, as such term in the First Lien Term Loan Agreement and/or, as applicable, the First Lien Financing Documents, and (ii) any other assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any First Lien Obligations.

“First Lien Collateral Agent” means (i) in the case of any Initial First Lien Obligations or the Initial First Lien Secured Parties, the Initial First Lien Collateral Agent and (ii) in the case of any Additional First Lien Obligations and the Additional First Lien Secured Parties in respect thereof, the Person serving as collateral agent (or the equivalent) for such Additional First Lien Obligations and that is named as the First Lien Collateral Agent in respect of such Additional First Lien Obligations in the applicable First Lien Joinder, together with its successors and assigns in such capacity.

“First Lien Debt Default” means the occurrence of any of the following:

(a) an “Event of Default” under and as defined in the Initial First Lien Term Loan Agreement; or

(b) any event or condition which, under the terms of any Additional First Lien Agreement, causes, or permits holders of the Additional First Lien Obligations with respect to such Additional First Lien Agreement to cause, such Additional First Lien Obligations to become immediately due and payable.

“First Lien Financing Documents” means, collectively, the Initial First Lien Financing Documents and any Additional First Lien Financing Documents.

“First Lien Joinder” means a joinder agreement substantially in the form of Exhibit B-1 hereto.

“First Lien Obligations” means (a) the Initial First Lien Obligations and (b) the Additional First Lien Obligations.

“First Lien Secured Parties” means, at any relevant time, (a) the Initial First Lien Collateral Agent, the Initial First Lien Administrative Agent, and the other Initial First Lien Secured Parties, (b) each Additional First Lien Representative and (c) each other holder of First Lien Obligations at that time.

“First Lien Security Documents” means the “Security Instruments” (as defined in the Initial First Lien Term Loan Agreement), each Grantor Joinder and any other agreement, document or instrument pursuant to which a Lien is granted securing the First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor Joinder” means a joinder agreement substantially in the form of Exhibit A hereto.

“Grantors” means the Company and each other Person that has or may from time to time hereafter execute and deliver a First Lien Security Document, a Second Lien Security Document or a Third Lien Security Document, as a “Grantor” (or the equivalent thereof).

“Indebtedness” means and includes all obligations that constitute “Debt” (or the equivalent term) within the meaning of the First Lien Financing Documents, the Second Lien Financing Documents or the Third Lien Financing Documents, as applicable.

“Initial First Lien Administrative Agent” has the meaning assigned to that term in the preamble hereto; provided that following a Refinancing in respect of the Initial First Lien Term Loan Agreement made in accordance with Section 5.5, such term shall mean the applicable New First Lien Agent.

“Initial First Lien Collateral Agent” has the meaning assigned to that term in the preamble hereto; provided that following a Refinancing in respect of the Initial First Lien Term Loan Agreement made in accordance with Section 5.5, such term shall mean the applicable New First Lien Agent.

“Initial First Lien Financing Documents” means the Initial First Lien Term Loan Agreement, together with each other “Loan Document” as defined in the Initial First Lien Term Loan Agreement.

“Initial First Lien Lenders” means the “Lenders” (as defined in the Initial First Term Loan Agreement) under the Initial First Lien Term Loan Agreement.

“Initial First Lien Obligations” means the “Indebtedness” as defined in the Initial First Lien Financing Documents and all other obligations of the Company and the Grantors from time to time arising under the Initial First Lien Financing Documents under or in respect of the due and punctual payment of (a) the principal of and premium if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) under the Initial First Lien Term Loan Agreement, when and as due, whether at maturity, by acceleration, upon repayment, prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Company or any other Grantor under the Initial First Lien Term Loan Agreement owing to the Initial First Lien Secured Parties (in their capacity as such). Following a Refinancing in respect of the Initial First Lien Term Loan Agreement made in accordance with Section 5.5, all obligations (including but not limited to Refinancing Indebtedness) arising under or evidenced by the related Additional First Lien Financing Documents shall constitute “First Lien Obligations” for all purposes of this Agreement to the extent that such obligations would have constituted Initial First Lien Obligations if incurred under the Initial First Lien Financing Documents.

“Initial First Lien Secured Parties” means, collectively, the Initial First Lien Administrative Agent, the Initial First Lien Collateral Agent, the Initial First Lien Lenders and any other holder of “Indebtedness” as defined in the Initial First Lien Term Loan Agreement from time to time.

“Initial First Lien Term Loan Agreement” means that certain First Lien Term Loan Agreement, dated as of June 15, 2017, among the Company, the Co-Borrower, the Initial First Lien Lenders, the Initial First Lien Administrative Agent and the Initial First Lien Collateral Agent.

“Initial Second Lien Administrative Agent” has the meaning assigned to that term in the preamble hereto; provided that following a Refinancing in respect of the Initial Second Lien Term Loan Agreement made in accordance with Section 5.7, such term shall mean the applicable New Second Lien Agent.

“Initial Second Lien Collateral Agent” has the meaning assigned to that term in the preamble hereto; provided that following a Refinancing in respect of the Initial Second Lien Term Loan Agreement made in accordance with Section 5.7, such term shall mean the applicable New Second Lien Agent.

“Initial Second Lien Financing Documents” means the Initial Second Lien Term Loan Agreement, together with each other “Loan Document” as defined in the Initial Second Lien Term Loan Agreement.

“Initial Second Lien Lender” means the “Lenders” (as defined in the Initial Second Lien Term Loan Agreement) under the Initial Second Lien Term Loan Agreement.

“Initial Second Lien Obligations” means the “Indebtedness” as defined in the Initial Second Lien Financing Documents and all other obligations of the Company and the Grantors from time to time arising under the Initial Second Lien Financing Documents under or in respect of the due and punctual payment of (a) the principal of and premium if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) under the Initial Second Lien Term Loan Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Company or any other Grantor under the Initial Second Lien Term Loan Agreement owing to the Initial Second Lien Secured Parties (in their capacity as such). Following a Refinancing in respect of the Initial Second Lien Term Loan Agreement made in accordance with Section 5.7, all obligations (including but not limited to Refinancing Indebtedness) arising under or evidenced by the related Additional Second Lien Financing Documents shall constitute “Second Lien Obligations” for all purposes of this Agreement to the extent that such obligations would have constituted Initial Second Lien Obligations if incurred under the Initial Second Lien Financing Documents.

“Initial Second Lien Secured Parties” means, collectively, the Initial Second Lien Administrative Agent, the Initial Second Lien Collateral Agent, the Initial Second Lien Lenders and any other holder of “Indebtedness” as defined in the Initial Second Lien Term Loan Agreement from time to time.

“Initial Second Lien Term Loan Agreement” means that certain Second Lien Term Loan Agreement, dated as of February 7, 2019, among the Company, the Co-Borrower, the Initial Second Lien Lenders, the Initial Second Lien Administrative Agent and the Initial Second Lien Collateral Agent.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any Bankruptcy Law with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization, concurso mercantile, quiebra or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of any Grantor’s assets;

(c) any proceeding for the liquidation, dissolution, concurso mercantile, quiebra, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Joinder” means any First Lien Joinder, Second Lien Joinder or Third Lien Joinder, as the context may require.

“Lien” means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC other than a precautionary financing statement respecting a lease not intended as a security agreement) or any assignment (or agreement to assign) any right to income or profits from any Property by way of security.

“Mexico” shall mean the United Mexican States.

“New Agent” means any New First Lien Agent, New Second Lien Agent or New Third Lien Agent, as the context may require.

“New First Lien Agents” has the meaning assigned to that term in Section 5.5(f).

“New First Lien Debt Notice” has the meaning assigned to that term in Section 5.5(f).

“New Second Lien Agents” has the meaning assigned to that term in Section 5.7(c).

“New Second Lien Debt Notice” has the meaning assigned to that term in Section 5.7(c).

“New Third Lien Agents” has the meaning assigned to that term in Section 5.8(c).

“New Third Lien Debt Notice” has the meaning assigned to that term in Section 5.8(c).

“Obligations” means any of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations.

“Officers’ Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by an officer of the Company.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” has the meaning assigned to that term in Section 5.4(a).

“Purchase Event” has the meaning assigned to that term in Section 5.6(a).

“Purchase Price” has the meaning assigned to that term in Section 5.6(b).

“Recovery” has the meaning assigned to that term in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, replace, refund or repay, or to issue other indebtedness (“Refinancing Indebtedness”), in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinance Agreement” means, in respect of any Refinancing Indebtedness, the definitive credit or loan agreement, indenture, note or other instrument governing such Refinancing Indebtedness.

“Refinance Documents” means, in respect of any Refinancing Indebtedness, the Refinance Agreement governing such Refinancing Indebtedness, together with all of the promissory notes evidencing the same, all guaranties thereof and all Refinance Security Documents, and each of the other agreements, documents and instruments providing for or evidencing any other obligation in respect of such Refinancing Indebtedness, and any other document or instrument executed or delivered at any time in connection with any Refinance Agreement, including any intercreditor or joinder agreement among holders of Refinancing Indebtedness.

“Refinance Security Documents” means, in respect of any Refinancing Indebtedness, the “Security Instruments” (or equivalent term) as defined in the applicable Refinance Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing the obligations of the Grantors in respect of such Refinancing Indebtedness or under which rights or remedies with respect to such Liens are governed.

“Refinancing Indebtedness” has the meaning assigned to that term in the defined term “Refinance.”

“Second Lien Collateral” means any assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Second Lien Obligations.

“Second Lien Collateral Agent” means the Initial Second Lien Collateral Agent and any other Person designated by the holders of Second Lien Obligations or the Second Lien Representatives to serve as the collateral agent for all Second Lien Obligations.

“Second Lien Debt Default” means the occurrence of any of the following:

(a) an “Event of Default” under and as defined in the Initial Second Lien Term Loan Agreement; or

(b) any event or condition which, under the terms of any Additional Second Lien Agreement, causes, or permits holders of the Additional Second Lien Obligations with respect to such Additional Second Lien Agreement to cause, such Additional Second Lien Obligations to become immediately due and payable.

“Second Lien Financing Documents” means, collectively, the Initial Second Lien Financing Documents and the Additional Second Lien Financing Documents.

“Second Lien Joinder” means a joinder agreement substantially in the form of Exhibit B-2 hereto.

“Second Lien Obligations” means (a) the Initial Second Lien Obligations and (b) subject to Section 5.7, the Additional Second Lien Obligations.

“Second Lien Representatives” means, at any relevant time, (a) the Initial Second Lien Administrative Agent and (b) the Additional Second Lien Representative.

“Second Lien Secured Parties” means, at any relevant time, (a) the Initial Second Lien Secured Parties and (b) the Additional Second Lien Secured Parties.

“Second Lien Security Documents” means the Security Instruments (as defined in the Initial Second Lien Term Loan Agreement), each Grantor Joinder and any other agreement, document or instrument pursuant to which a Lien is granted securing the Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“Secured Party” means any of the First Lien Secured Parties, the Second Lien Secured Parties or the Third Lien Secured Parties, as the context requires.

“Third Lien Agreement” means each indenture, credit facility or other agreement, entered into in compliance with this Agreement, pursuant to which any one or more Grantors incurs Third Lien Indebtedness.

“Third Lien Collateral” means any assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Third Lien Obligations.

“Third Lien Collateral Agent” means the Person serving as collateral agent (or the equivalent) for such Third Lien Obligations and that is named as the Third Lien Collateral Agent in respect of such Third Lien Obligations in the applicable Third Lien Joinder.

“Third Lien Debt Default” means an “Event of Default” under and as defined in the Third Lien Term Loan Agreement.

“Third Lien Financing Documents” means each Third Lien Agreement and each guarantee, collateral agreement and any intercreditor or joinder agreement among any Third Lien Secured Parties with respect to such Third Lien Obligations (or binding upon them through one or more of their representatives), to the extent such are effective at the relevant time, or other similar agreement entered into by any Grantor in connection with any Third Lien Agreement, as each may be amended, restated, supplemented, modified, renewed, Refinanced or extended from time to time in accordance with this provisions of this Agreement.

“Third Lien Indebtedness” means Indebtedness that was incurred in compliance with Section 5.8 that represents Third Lien Obligations.

“Third Lien Joinder” means a joinder agreement substantially in the form of Exhibit B-3 hereto.

“Third Lien Obligations” means all obligations of the Grantors from time to time arising under the Third Lien Financing Documents under or in respect of the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the Indebtedness for borrowed money outstanding under each Third Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Third Lien Financing Documents owing to the Third Lien Secured Parties (in their capacity as such).

“Third Lien Representative” means the administrative agent, trustee or similar entity for the lenders or holders of obligations, as applicable, under any Third Lien Agreement, together with its successors and permitted assigns.

“Third Lien Secured Party” means at any relevant time, subject to Section 5.8, each Third Lien Representative and each holder of Third Lien Indebtedness.

“Third Lien Security Documents” means any other agreement, document or instrument pursuant to which a Lien is granted securing the Third Lien Obligations or under which rights or remedies with respect to such Liens are governed, as each may be amended, restated, supplemented, Refinanced or otherwise modified from time to time.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

Section 1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words

“include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise: (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, Refinanced or otherwise modified from time to time; (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns; (c) the words “herein,” “hereof’ and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; (e) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.3 Interpretive Effect of Refinancing. (a) Following a Refinancing of First Lien Obligations made in accordance with the terms of this Agreement (including Sections 5.3 and 5.5), each reference to a First Lien Loan Agreement hereunder shall be deemed for all purposes to be a reference to the associated Refinance Agreement, each reference to the First Lien Financing Documents hereunder shall be deemed for all purposes to be a reference to the associated Refinance Documents, each reference to First Lien Obligations shall be deemed for all purposes to be a reference to the associated Refinancing Indebtedness, and each reference to First Lien Security Documents shall be deemed for all purposes to be a reference to the Refinancing Security Documents.

(b) Following a Refinancing of Second Lien Obligations made in accordance with the terms of this Agreement (including Sections 5.3 and 5.7), each reference to a Second Lien Loan Agreement hereunder shall be deemed for all purposes to be a reference to the associated Refinance Agreement, each reference to the Second Lien Financing Documents hereunder shall be deemed for all purposes to be a reference to the associated Refinance Documents, each reference to Second Lien Obligations shall be deemed for all purposes to be a reference to the associated Refinancing Indebtedness, and each reference to Second Lien Security Documents shall be deemed for all purposes to be a reference to the Refinancing Security Documents.

(c) Following a Refinancing of Third Lien Obligations made in accordance with the terms of this Agreement (including Sections 5.3 and 5.8), each reference to a Third Lien Loan Agreement hereunder shall be deemed for all purposes to be a reference to the associated Refinance Agreement, each reference to the Third Lien Financing Documents hereunder shall be deemed for all purposes to be a reference to the associated Refinance Documents, each reference to Third Lien Obligations shall be deemed for all purposes to be a reference to the associated Refinancing Indebtedness, and each reference to Third Lien Security Documents shall be deemed for all purposes to be a reference to the Refinancing Security Documents.

ARTICLE II.

LIEN PRIORITIES

Section 2.1 Relative Priorities. (a) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any of the Obligations granted on the Collateral, and notwithstanding any provision of the UCC or any other applicable law or of the Financing Documents, or any defect or deficiencies in, or failure to perfect, the Liens securing any of the Obligations or any other circumstance whatsoever, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby agree that:

(i) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent, any Additional First Lien Representative or any First Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations and any Third Lien Obligations;

(ii) any Lien on the Collateral securing (A) any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent, any Additional Second Lien Representative or any Second Lien Secured Parties, or (B) any Third Lien Obligations now or hereafter held by or on behalf of the Third Lien Collateral Agent, any Third Lien Representative or any Third Lien Secured Parties, or any agent or trustee for any of the foregoing, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations; and

(iii) all Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations and Third Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person.

(b) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral, and notwithstanding any provision of the UCC or any other applicable law or of the Second Lien Financing Documents or the Third Lien Financing Documents, or any defect or deficiencies in, or failure to perfect, the Liens securing the Second Lien Obligations or any other circumstance whatsoever, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby agrees that:

(i) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent, any

Additional Second Lien Representative, any Second Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Third Lien Obligations;

(ii) any Lien on the Collateral securing any Third Lien Obligations now or hereafter held by or on behalf of the Third Lien Collateral Agent, any Third Lien Representative or any Third Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Second Lien Obligations; and

(iii) all Liens on the Collateral securing any Second Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Third Lien Obligations for all purposes, whether or not such Liens securing any Second Lien Obligations are subordinated to any Lien securing any other obligation of any Grantor or any other Person.

Section 2.2 Prohibition on Contesting Liens. Each of the Initial First Lien Collateral Agent, for itself and on behalf of each Initial First Lien Secured Party, the Initial Second Lien Collateral Agent, for itself and on behalf of each Initial Second Lien Secured Party, and each Authorized Collateral Agent that becomes a party hereto after the date hereof (including any Third Lien Collateral Agent), on behalf of itself and on behalf of the applicable Secured Parties, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, attachment, validity or enforceability of (a) the First Lien Obligations or any Lien held by or on behalf of any of the First Lien Secured Parties in the Collateral, (b) the Second Lien Obligations or any Lien held by or on behalf of any of the Second Lien Secured Parties in the Collateral or (c) the Third Lien Obligations or any Lien held by or on behalf of any of the Third Lien Secured Parties in the Collateral; provided that, nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens as provided in Sections 2.1 and 3.1.

Section 2.3 No New Liens. Following the date hereof and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors, the parties hereto agree that the Grantors shall not, and shall not permit any other Grantor to:

(a) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants Liens on such asset or property to secure each series of First Lien Obligations (equally and ratably among such First Lien Obligations) which shall each be senior to the Lien securing the Second Lien Obligations as provided in this Agreement;

(b) grant or permit any additional Liens on any asset or property to secure any Third Lien Obligation unless it has granted or concurrently grants Liens on such asset or property to secure each series of First Lien Obligations (equally and ratably among such First Lien Obligations) and each series of Second Lien Obligations (equally and ratably among such Second Lien Obligations) which shall each be senior to the Lien securing the Third Lien Obligations as provided in this Agreement;

(c) grant or permit any additional Liens on any asset or property to secure any First Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure each series of Second Lien Obligations (equally and ratably among such Second Lien Obligations) and each series of Third Lien Obligations (equally and ratably among such Third Lien Obligations), each of which shall be junior to the Lien securing the First Lien Obligations as provided in this Agreement; or

(d) (i) grant or permit any additional Liens on any asset or property to secure any First Lien Obligation unless it has granted or concurrently grants an equal and ratable Lien on such asset or property to secure all other First Lien Obligations, (ii) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants an equal and ratable Lien on such asset or property to secure all other Second Lien Obligations or (iii) grant or permit any additional Liens on any asset or property to secure any Third Lien Obligation unless it has granted or concurrently grants an equal and ratable Lien on such asset or property to secure all other Third Lien Obligations.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the other First Lien Secured Parties, the Second Lien Collateral Agent and/or the other Second Lien Secured Parties and/or the Third Lien Collateral Agent and/or the other Third Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

Section 2.4 Similar Liens. It is the intention of the Company and the other Grantors, and the parties hereto acknowledge and agree that the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be substantially identical. In furtherance of the foregoing and of Section 8.10, the parties hereto agree, subject to the other provisions of this Agreement, (a) upon reasonable request by the First Lien Collateral Agent, the Second Lien Collateral Agent or the Third Lien Collateral Agent, to cooperate in good faith (and to direct their respective counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral Agent, and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under each series of Financing Documents and (b) that the documents and agreements creating or evidencing the First Lien Collateral, the Second Lien Collateral and Third Lien Collateral and guarantees for the First Lien Obligations, the Second Lien Obligations and Third Lien Obligations, shall be in all material respects the same forms of documents other than with respect to the first lien, the second lien and third lien nature of the Obligations thereunder.

ARTICLE III.

ENFORCEMENT

Section 3.1 Exercise of Remedies. (a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors, the Second Lien Secured Parties and the Third Lien Secured Parties:

(i) will not institute or seek to institute any Enforcement Action;

(ii) will not contest, protest, hinder, delay or object to any foreclosure proceeding or action brought by any First Lien Secured Party or any other exercise by any First Lien Secured Party of any rights and remedies relating to the Collateral under the First Lien Financing Documents or otherwise; and

(iii) except as may be permitted in Section 3.1(e), will not object to the forbearance by the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;

provided that, in the case of (i), (ii) and (iii) of this Section 3.1(a), the Liens granted to secure the Second Lien Obligations and the Third Lien Obligations shall attach to any proceeds resulting from actions taken by the First Lien Collateral Agent or any other Secured Party in accordance with this Agreement to the extent such proceeds were not applied to the First Lien Obligations, subject to the relative priorities described in Section 2.

(b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the First Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt, except the Second Lien Secured Parties and Third Lien Secured Parties shall have the credit bid rights set forth in Section 3.1(e)(v)) and, subject to Section 5.1, make determinations regarding the exercise of remedies or with respect to the Collateral without any consultation with or the consent of any Second Lien Secured Party or any Third Lien Secured Party; provided that, subject to Section 5.1, the Lien securing the Second Lien Obligations and the Third Lien Obligations shall remain on the proceeds of such Collateral disposed of in connection with such exercise of remedies subject to the relative priorities described in Section 2 and only to the extent such proceeds were not applied to the First Lien Obligations and the proceeds in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with Section 4.1. In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Financing Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law. Such exercise and enforcement shall include the right to an agent appointed by the First Lien Collateral Agent or any other First Lien Secured Party to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or Disposition, and to exercise all the rights and remedies of a secured creditor under the UCC or other applicable law and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Grantors, the Third Lien Secured Parties:

(i) will not institute or seek to institute any Enforcement Action;

(ii) will not contest, protest, hinder, delay or object to any foreclosure proceeding or action brought by any Second Lien Secured Party or any other exercise by any Second Lien Secured Party of any rights and remedies relating to the Collateral under the Second Lien Financing Documents or otherwise; and

(iii) except as may be permitted in Section 3.1(e), will not object to the forbearance by the Second Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;

provided that, in the case of (i), (ii) and (iii) of this Section 3.1(c), the Liens granted to secure the Third Lien Obligations shall attach to any proceeds resulting from actions taken by the Second Lien Collateral Agent or any other Secured Party in accordance with this Agreement to the extent such proceeds were not applied to the Second Lien Obligations.

(d) After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Second Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the exercise of remedies or with respect to the Collateral without any consultation with or the consent of any Third Lien Secured Party; provided that, subject to Section 5.1, the Lien securing the Third Lien Obligations shall remain on the proceeds of such Collateral disposed of in connection with such exercise of remedies subject to the relative priorities described in Section 2 and only to the extent such proceeds were not applied to the Second Lien Obligations. In exercising rights and remedies with respect to the Collateral, the Second Lien Collateral Agent and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Financing Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the right to an agent appointed by the Second Lien Collateral Agent or any other Second Lien Secured Party to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or Disposition, and to exercise all the rights and remedies of a secured creditor under the UCC or other applicable law and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(e) Notwithstanding anything to the contrary in this Agreement, the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent, or any other Third Lien Secured Party may:

(i) file a claim or statement of interest with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(ii) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any of the First Lien Secured Parties to exercise remedies in respect thereof, or with respect to the Third Lien Secured Parties, not adverse to the priority status of the Liens on the Collateral securing either the First Lien Obligations or the Second Lien Obligations, or the rights of any of the First Lien Secured Parties or Second Lien Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, including any claims secured by the Collateral, if any, or otherwise make any agreements or file any motions or objections pertaining to the claims of the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, in each case in accordance with and not inconsistent with the terms of this Agreement;

(iv) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with and not inconsistent with the terms of this Agreement, with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable, and the Collateral; and

(v) with respect to the Second Lien Secured Parties, bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by any First Lien Secured Party (or, with respect to the Third Lien Secured Parties, after the Discharge of First Lien Obligations, initiated by any Second Lien Secured Party), or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of First Lien Obligations upon consummation thereof (or, with respect to the Third Lien Secured Parties, such bid may not include a “credit bid” in respect of any Third Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of the First Lien Obligations and the Second Lien Obligations or, after Discharge of the First Lien Obligations, such bid may not include a “credit bid” in respect of any Third Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to cause a Discharge of the Second Lien Obligations).

Subject to Sections 3.1(a), 3.1(c), 3.1(e) and 6.3(b), each of the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral

Agent, on behalf of itself and the Third Lien Secured Parties, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any Enforcement Action in its capacity as a creditor until the Discharge of First Lien Obligations and, with respect to any of the Third Lien Secured Parties, until the Discharge of Second Lien Obligations, shall have occurred. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, and, with respect to any of the Third Lien Secured Parties, until the Discharge of Second Lien Obligations, except as expressly provided in Section 3.1(a), Section 3.1(c), this Section 3.1(e) and Section 6.3(b), the sole right of the Second Lien Secured Parties and the Third Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Financing Documents and the Third Lien Financing Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, in accordance with Section 4.1 after the Discharge of First Lien Obligations has occurred (or, with respect to the Third Lien Secured Parties, after the Discharge of Second Lien Obligations).

(f) Subject to Sections 3.1(a), 3.1(c), 3.1(e) and 6.3(b):

(i) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that the Second Lien Secured Parties will not take any action with respect to the Collateral that would hinder any exercise of remedies under the First Lien Financing Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other Disposition of the Collateral, whether by foreclosure or otherwise;

(ii) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or the Second Lien Secured Parties may have as junior lien creditors or otherwise to object to the manner in which the First Lien Collateral Agent or any other First Lien Secured Party seeks to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or the First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties;

(iii) the Second Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Financing Documents (other than this Agreement) shall be effective to restrict or be deemed to restrict in any way the rights and remedies of the First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Financing Documents;

(iv) the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, agrees that the Third Lien Secured Parties will not take any action with respect to the Collateral that would hinder any exercise of remedies under the First Lien Financing Documents, the Second Lien Financing Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other Disposition of the Collateral, whether by foreclosure or otherwise;

(v) the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, hereby waives any and all rights it or the Third Lien Secured Parties may have as junior lien creditors or otherwise to object to the manner in which the First Lien Collateral Agent, any other First Lien Secured Party, the Second Lien Collateral Agent or any other Second Lien Secured Party seeks to enforce or collect the First Lien Obligations, the Liens securing the First Lien Obligations granted in any of the First Lien Collateral, the Second Lien Obligations, or the Liens securing the Second Lien Obligations granted in any of the Second Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent or the Second Lien Secured Parties is adverse to the interest of the Third Lien Secured Parties; and

(vi) the Third Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Third Lien Financing Documents (other than this Agreement) shall be effective to restrict or be deemed to restrict in any way the rights and remedies of the First Lien Secured Parties or the Second Lien Secured Parties with respect to the Collateral as set forth in this Agreement, the First Lien Financing Documents and the Second Lien Financing Documents.

(g) Subject to the terms of this Agreement (and to the extent not otherwise in contravention of the terms of this Agreement), the Second Lien Collateral Agent and the Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against any Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Financing Documents and applicable law; provided that, in the event that any Second Lien Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations that are subject to this Agreement. Subject to the terms of this Agreement (and to the extent not otherwise in contravention of the terms of this Agreement), the Third Lien Collateral Agent and the Third Lien Secured Parties may exercise rights and remedies as unsecured creditors against any Grantor that has guaranteed or granted Liens to secure the Third Lien Obligations in accordance with the terms of the Third Lien Financing Documents and applicable law; provided that, in the event that any Third Lien Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Third Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations and the Second Lien Obligations) as the other Liens securing the Third Lien Obligations that are subject to this Agreement.

(h) Subject to the limitations in Section 3.1(e)(v), Section 3.1 hereof shall not be construed to in any way limit or impair the right of (i) any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party to bid for or purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any of them, (ii) any Second Lien Secured Party’s right to receive any remaining proceeds of Collateral after the Discharge of First Lien Obligations or (iii) any Third Lien Secured Party’s right to receive any remaining proceeds of Collateral after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations.

(i) Nothing in this Agreement shall prohibit the receipt by any of the Second Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations as set forth in the Second Lien Financing Documents as in effect on this date (subject to any modifications thereto permitted pursuant to Section 5.3(b)) or in the Additional Second Lien Financing Documents as in effect on the date on which a fully executed Second Lien Joinder in respect of the applicable Additional Second Lien Agreement shall have been delivered in accordance with Section 5.7 (subject to any modifications thereto permitted pursuant to Section 5.3(b)), so long as, to the extent Sections 3.1(a), 3.1(c), 3.1(e) and 6.3(b) do not apply, such receipt is not the direct or indirect result of any Enforcement Action or other enforcement in each case with respect to the Collateral in contravention of this Agreement. Nothing in this Agreement shall prohibit the receipt by any of the Third Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the Third Lien Obligations as set forth in the Third Lien Financing Documents as in effect on the date on which a fully executed Third Lien Joinder in respect of the applicable Third Lien Agreement shall have been delivered in accordance with Section 5.8 (subject to any modifications thereto permitted pursuant to Section 5.3(b)), so long as, to the extent Sections 3.1(a), 3.1(c), 3.1(e) and 6.3(b) do not apply, such receipt is not the direct or indirect result of any Enforcement Action or other enforcement in each case with respect to the Collateral in contravention of this Agreement.

(j) Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Secured Parties may have with respect to the First Lien Collateral.

ARTICLE IV.

PAYMENTS

Section 4.1 Application of Proceeds. (a) So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof received by the First Lien Collateral Agent in connection with the sale or other Disposition of, or collection or realization on, such Collateral by the First Lien Collateral Agent whether or not in any Insolvency or Liquidation Proceeding or upon the exercise of any rights or remedies relating to the Collateral by the First Lien Collateral Agent and all payments or distributions of any kind received in connection with the same, shall be applied by the First Lien Collateral Agent first to the First Lien Obligations in such order as specified in the applicable First Lien Financing Documents.

(b) Upon the Discharge of First Lien Obligations, any remaining Collateral or proceeds thereof shall be delivered to the Second Lien Collateral Agent in the same form as received, with any necessary endorsements (such endorsements to be without recourse and without any representation or warranty) or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as specified in the applicable Second Lien Financing Documents. The Second Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Second Lien Collateral, subject to Section 4.2.

(c) After the Discharge of First Lien Obligations and upon the Discharge of Second Lien Obligations, any remaining Collateral or proceeds thereof shall be delivered to the Third Lien Collateral Agent in the same form as received, with any necessary endorsements (such endorsements to be without recourse and without any representation or warranty) or as a court of competent jurisdiction may otherwise direct to be applied by the Third Lien Collateral Agent to the Third Lien Obligations in such order as specified in the applicable Third Lien Financing Documents. The Third Lien Collateral Agent shall apply the proceeds of any sale or other Disposition of, or collection or realization on, any Third Lien Collateral, subject to Section 4.2.

Section 4.2 Payments Over.

(a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any of the Second Lien Secured Parties or the Third Lien Secured Parties (i) in connection with any Insolvency or Liquidation Proceeding, (ii) in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or (iii) in contravention of this Agreement, shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements (but without representation or warranty) or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Secured Parties and the Third Lien Secured Parties, as applicable. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(b) After the Discharge of First Lien Obligations and so long as the Discharge of Second Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any of the Third Lien Secured Parties (i) in connection with any Insolvency or Liquidation Proceeding, (ii) in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or (iii) in contravention of this Agreement, shall be segregated and held in trust and forthwith paid over to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties, in the same form as received, with any necessary endorsements (but without representation or warranty) or as a court of competent jurisdiction may otherwise direct. The Second Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Third Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Lien Obligations.

ARTICLE V.

OTHER AGREEMENTS

Section 5.1 Releases. (a) (i) If in connection with the exercise of the First Lien Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Lien Collateral Agent, for itself and/or for the benefit of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, on such part of the Collateral, shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of any Second Lien Secured Party or any Third Lien Secured Party. The First Lien Collateral Agent is hereby authorized to provide any such release as agent for the Second Lien Secured Parties and the Third Lien Secured Parties, as applicable. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself or on behalf of any such Third Lien Secured Parties, promptly shall execute and deliver to the First Lien Collateral Agent such termination statements, releases and other documents as the First Lien Collateral Agent or such Grantor may reasonably request to effectively confirm such release.

(ii) After the Discharge of the First Lien Obligations, if in connection with the exercise of the Second Lien Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1, the Second Lien Collateral Agent, for itself or on behalf of any of the Second Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Third Lien Collateral Agent, for itself and/or for the benefit of the Third Lien Secured Parties, on such part of the Collateral, shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of any Third Lien Secured Party. The Second Lien Collateral Agent is hereby authorized to provide any such release as agent for the Third Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Lien Obligations. The Third Lien Collateral Agent, for itself or on behalf of any such Third Lien Secured Parties, promptly shall execute and deliver to the Second Lien Collateral Agent such termination statements, releases and other documents as the Second Lien Collateral Agent or such Grantor may reasonably request to effectively confirm such release.

(b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) other than in connection with any Enforcement Action, so long as such Disposition shall have otherwise complied (A) with the provisions of the Initial First Lien Term Loan Agreement, (B) with the provisions of each other First Lien Financing Document, (C) with the provisions of the Second Lien Financing Documents, and (D) with the provisions of the Third Lien Financing Documents, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, or after the Discharge of First Lien Obligations, the Second Lien Collateral Agent, for itself or on behalf of any of the Second Lien Secured Parties, releases any of its Liens on any part of the Collateral, then the Liens, if any, of the Second Lien

Collateral Agent, for itself or for the benefit of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself or for the benefit of the Third Lien Secured Parties on such Collateral, shall be automatically, unconditionally and simultaneously released without the need for any consent or other action on the part of the Second Lien Collateral Agent, the Third Lien Collateral Agent, the Company, any Grantor, any Second Lien Secured Party or any Third Lien Secured Party. The First Lien Collateral Agent is hereby authorized to provide any such release as agent for the Second Lien Secured Parties and the Third Lien Secured Parties, as applicable. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations. Following the Discharge of the First Lien Obligations and so long as the Discharge of the Second Lien Obligations has not occurred, the Second Lien Collateral Agent is hereby authorized to provide any such release as agent for the Third Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Lien Obligations. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself or on behalf of any such Third Lien Secured Parties, shall promptly shall execute and deliver to the First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable, such termination statements, releases and other documents as the First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable, may reasonably request to effectively confirm such release.

(c) (i) Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact, and comisionista mercantil con representación in accordance with articles 273, 274, and other applicable articles of the Mexican Commerce Code (Código de Comercio), coupled with an interest, with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or the Third Lien Collateral Agent, or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1 and Section 5.2, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1 and Section 5.2, including any endorsements or other instruments of transfer or release, and the First Lien Collateral Agent hereby accepts such comisión mercantile con representación and hereby waives its right contained in Article 304 of the Mexican Commerce Code.

(ii) After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations occurs, the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, hereby irrevocably constitutes and appoints the Second Lien Collateral Agent and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact and comisionista mercantil con representación in accordance with articles 273, 274, and other applicable articles of the Mexican Commerce Code (Código de Comercio), coupled with an interest, with full irrevocable power and authority in the place and stead of the Third Lien Collateral Agent, or in the Second Lien Collateral Agent’s own name, from time to time in the Second Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1 and Section 5.2, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1 and Section 5.2, including any endorsements or other instruments of transfer or release, and the Second Lien Collateral Agent hereby accepts such comisión mercantile con representación and hereby waives its right contained in Article 304 of the Mexican Commerce Code.

(d) To the extent that any Secured Party obtains any new liens or additional guaranties from any Grantor, then each other Authorized Collateral Agent, for itself and for its related Secured Parties, shall be granted a Lien on any such Collateral, subject to the Lien subordination provisions of this Agreement, and an additional guaranty.

(e) The Liens granted to secure the Obligations shall attach to any proceeds resulting from actions taken as contemplated by Sections 5.1(a) and 5.1(b), subject to the relative priorities and provisions described herein, including, without limitation, Sections 2.1 and 3.1, and in the case of the Liens granted to secure the First Lien Obligations, subject to clause (f)(i) below, and in the case of the Liens granted to secure the Second Lien Obligations, subject to clause (f)(ii) below.

(f) (i) Upon the Discharge of First Lien Obligations, the First Lien Secured Parties’ Liens upon the Collateral will be automatically released and the First Lien Collateral Agent shall deliver all Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Second Lien Collateral Agent to the extent Second Lien Obligations remain outstanding, second, after the Discharge of Second Lien Obligations, to the Third Lien Collateral Agent to the extent Third Lien Obligations remain outstanding, and third, to the Grantors to the extent no First Lien Obligations, Second Lien Obligations or Third Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The First Lien Collateral Agent further agrees to take all other action reasonably requested by the Second Lien Collateral Agent and the Third Lien Collateral Agent following the Discharge of First Lien Obligations, at the sole expense of the Grantors, in connection with the Second Lien Collateral Agent obtaining a first priority interest in the Pledged Collateral and the Third Lien Collateral Agent obtaining a second priority interest in the Pledged Collateral, in each case subject to Permitted Liens (as such term is defined in the Initial Second Lien Term Loan Agreement) or as a court of competent jurisdiction may otherwise direct.

(ii) After the Discharge of First Lien Obligations and upon the Discharge of Second Lien Obligations, the Second Lien Secured Parties’ Liens upon the Collateral will be automatically released and the Second Lien Collateral Agent shall deliver all Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Third Lien Collateral Agent to the extent Third Lien Obligations remain outstanding, and second, to the Grantors to the extent no Third Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The Second Lien Collateral Agent further agrees to take all other action reasonably requested by the Third Lien Collateral Agent following the Discharge of Second Lien Obligations, at the sole expense of the Grantors, in connection with the Third Lien Collateral Agent obtaining a first priority interest in the Pledged Collateral, subject to Permitted Liens (as such term or its equivalent is defined in the Third Lien Term Loan Agreement) or as a court of competent jurisdiction may otherwise direct.

Section 5.2 Insurance; Condemnation. (i) Subject to the terms of, and the rights of the Grantors under, the First Lien Financing Documents and provided that the First Lien Secured Parties shall not have such rights unless an “Event of Default” as defined in the First Lien Financing Documents has occurred and is continuing; unless and until the Discharge of First Lien Obligations has occurred, the First Lien Secured Parties shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. In furtherance of the foregoing, subject to the terms of, and the rights of the Grantors under, the First Lien Financing Documents, the First Lien Collateral Agent shall be authorized to instruct any issuer of insurance with respect to the Collateral for any Grantor to pay any checks in respect of the Collateral only to the First Lien Collateral Agent and, if for any reason the Second Lien Collateral Agent or the Third Lien Collateral Agent is named on any such check, the Second Lien Collateral Agent or the Third Lien Collateral Agent, as applicable, shall promptly sign all documents necessary to enable the First Lien Collateral Agent to deposit such check and receive the funds payable under such check (the First Lien Collateral Agent may, at its option, execute such documents on behalf of the Second Lien Collateral Agent or the Third Lien Collateral Agent under the powers granted under Section 5.1(b)). Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Financing Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral and to the extent required by the First Lien Financing Documents shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Financing Documents and thereafter, to the extent no First Lien Obligations are outstanding, and subject to the rights (if any) of the Grantors under the Second Lien Financing Documents, to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties to the extent required under the Second Lien Financing Documents. Until the Discharge of First Lien Obligations has occurred, if any of the Second Lien Secured Parties or the Third Lien Secured Parties shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.

(ii) Subject to the terms of, and the rights of the Grantors under, the Second Lien Financing Documents and provided that the Second Lien Secured Parties shall not have such rights unless an “Event of Default” as defined in the Second Lien Financing Documents has occurred and is continuing, after the Discharge of First Lien Obligations and unless and until the Discharge of Second Lien Obligations has occurred, the Second Lien Secured Parties shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. In furtherance of the foregoing (and after the Discharge of the First Lien Obligations), subject to the terms of, and the rights of the

Grantors under, the Second Lien Financing Documents, the Second Lien Collateral Agent shall be authorized to instruct any issuer of insurance with respect to the Collateral for any Grantor to pay any checks in respect of the Collateral only to the Second Lien Collateral Agent and, if for any reason the Third Lien Collateral Agent is named on any such check, the Third Lien Collateral Agent, as applicable, shall promptly sign all documents necessary to enable the Second Lien Collateral Agent to deposit such check and receive the funds payable under such check (the Second Lien Collateral Agent may, at its option, execute such documents on behalf of the Third Lien Collateral Agent under the powers granted under Section 5.1(b)). After the Discharge of First Lien Obligation and unless and until the Discharge of Second Lien Obligations has occurred, and subject to the rights of the Grantors under the Second Lien Financing Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral and to the extent required by the Second Lien Financing Documents shall be paid to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the Second Lien Financing Documents and thereafter, to the extent no Second Lien Obligations are outstanding, and subject to the rights (if any) of the Grantors under the Third Lien Financing Documents, to the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties to the extent required under the Third Lien Financing Documents. After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, if any of the Third Lien Secured Parties shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Second Lien Collateral Agent in accordance with the terms of Section 4.2.

(iii) To effectuate the foregoing, the loss payable clauses attached as Schedules I and II to each of the vessel mortgages described in Schedules 3 and 4 hereto shall be amended and restated in substantially the forms of Exhibits C-1 and C-2 hereto, respectively, and the relevant Grantors shall cause all policies and certificates of entry with respect to insurances required by each such vessel mortgage for each vessel covered thereby to contain such amended and restated loss payable clauses in accordance with the requirements of such vessel mortgage. The relevant vessel mortgages shall be amended as necessary to include such amended and restated loss payable clauses. Any new vessel mortgages granted to an Authorized Collateral Agent shall contain loss payable clauses in substantially the forms of Exhibits C-1 and C-2 hereto. In the event of any inconsistency between the terms of any loss payable endorsements that may be issued by an insurance company or by a protection and indemnity club, on the one hand, and the terms of Sections 5.2(i) and (ii) hereof, on the other hand, then as among the parties hereto, the terms of Sections 5.2(i) and (ii) hereof shall govern and prevail.

Section 5.3 Amendments to First Lien Financing Documents, Second Lien Financing Documents and Third Lien Financing Documents. (a) The First Lien Financing Documents may be amended, restated, Refinanced, replaced, supplemented or otherwise modified in accordance with their terms, and the First Lien Obligations may be Refinanced in whole or in part, in each case, without notice to, or the consent of the Second Lien Collateral Agent, the Second Lien Secured Parties, the Third Lien Collateral Agent or the Third Lien Secured Parties, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that (i) in the case of such a Refinancing transaction, (A) if such Refinancing Indebtedness will constitute First Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (B) if such Refinancing Indebtedness will constitute Second Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.7, and (C) if such Refinancing Indebtedness will constitute Third Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.8 and (ii) any such amendment, restatement, supplement, modification or Refinancing shall not, without the consent of the Second Lien Collateral Agent and the Third Lien Collateral Agent, contravene the provisions of this Agreement.

(b) The Second Lien Financing Documents may be amended, restated, Refinanced, replaced, supplemented or otherwise modified in accordance with their terms, and the Second Lien Obligations may be Refinanced in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit such amendment, supplement or other modification or such Refinancing transaction under any First Lien Financing Document) of any First Lien Secured Party or any Third Lien Secured Party, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that, (i) in the case of such a Refinancing transaction, (A) if such Refinancing Indebtedness will constitute First Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (B) if such Refinancing Indebtedness will constitute Second Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.7, and (C) if such Refinancing Indebtedness will constitute Third Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.8 and (ii) any such amendment, restatement, supplement, modification or Refinancing shall not, without the consent of the First Lien Collateral Agent and the Third Lien Collateral Agent, contravene the provisions of this Agreement.

(c) The Third Lien Financing Documents may be amended, restated, Refinanced, replaced, supplemented or otherwise modified in accordance with their terms, and the Third Lien Obligations may be Refinanced in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit such amendment, supplement or other modification or such Refinancing transaction under any First Lien Financing Document or any Second Lien Financing Document) of any First Lien Secured Party or any Second Lien Secured Party, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that, (i) in the case of such a Refinancing transaction, (A) if such Refinancing Indebtedness will constitute First Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.5, (B) if such Refinancing Indebtedness will constitute Second Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.7, and (C) if such Refinancing Indebtedness will constitute Third Lien Obligations, the incurrence of such Refinancing Indebtedness complies with the terms of this Agreement, including Sections 5.3 and 5.8 and (ii) any such amendment, restatement, supplement, modification or Refinancing shall not, without the consent of the First Lien Collateral Agent and the Second Lien Collateral Agent, contravene the provisions of this Agreement.

(d) The Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, agrees that each Second Lien Security Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent or Second Lien Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement dated as of February 7, 2019 (as amended, restated, Refinanced, replaced, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among Hornbeck Offshore Services, Inc., a Delaware corporation, each other Grantor (as hereinafter defined) Wilmington Trust, National Association, as Initial First Lien Administrative Agent, Wilmington Trust, National Association, as Second Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

(e) The Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, agrees that each Third Lien Security Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent and the Second Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Third Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Third Lien Collateral Agent or Third Lien Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement dated as of February 7, 2019 (as amended, restated, Refinanced, replaced, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among Hornbeck Offshore Services, Inc., a Delaware corporation, each other Grantor (as hereinafter defined) Wilmington Trust, National Association, as Initial First Lien Administrative Agent, Wilmington Trust, National Association, as Second Lien Collateral Agent, [-], as Third Lien Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

Section 5.4 Bailee for Perfection. (a) (i) The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Secured Parties and as bailee for the Second Lien Collateral Agent and the Third Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8301(a)(2) and 9-313(c) of the UCC) and any assignee of the Second Lien Collateral Agent or the Third Lien Collateral Agent solely for the purpose of perfecting the security interest granted under the First Lien Financing Documents, the Second Lien Financing Documents and the Third Lien Financing Documents, respectively, subject to the terms and conditions of this Section 5.4. In the event that the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent or any other Third Lien Secured Party shall come into possession of any Pledged Collateral prior to the Discharge of First Lien Obligations in contravention of this Agreement, then the Second Lien Collateral Agent, such other Second Lien Secured Party, the Third Lien Collateral Agent or such other Third Lien Secured Party shall deliver such Pledged Collateral to the First Lien Collateral Agent.

(ii) After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations, the Second Lien Collateral Agent agrees to hold that Pledged Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as collateral agent for the Second Lien Secured Parties and as bailee for the Third Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8301(a)(2) and 9-313(c) of the UCC) and any assignee of the Third Lien Collateral Agent solely for the purpose of perfecting the security interest granted under the Second Lien Financing Documents and the Third Lien Financing Documents, respectively, subject to the terms and conditions of this Section 5.4. In the event that the Third Lien Collateral Agent or any other Third Lien Secured Party shall come into possession of any Pledged Collateral after the Discharge of First Lien Obligations and prior to the Discharge of Second Lien Obligations in contravention of this Agreement, then the Third Lien Collateral Agent or such other Third Lien Secured Party shall deliver such Pledged Collateral to the Second Lien Collateral Agent.

(b) The First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Secured Parties, the Second Lien Secured Parties or the Third Lien Secured Parties to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Collateral Agent to the Second Lien Collateral Agent and the Third Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as Collateral Agent for the benefit of and on behalf of the First Lien Secured Parties, and as bailee for the Second Lien Collateral Agent and the Third Lien Collateral Agent in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below. Following the delivery of the Pledged Collateral to the Second Lien Collateral Agent upon Discharge of the First Lien Obligations, the Second Lien Collateral Agent shall have no obligation whatsoever to the Second Lien Secured Parties or the Third Lien Secured Parties to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the Second Lien Collateral Agent to the Third Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as Collateral Agent for the benefit of and on behalf of the Second Lien Secured Parties and as bailee for the Third Lien Collateral Agent in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of Second Lien Obligations as provided in paragraph (d) below.

(c) The First Lien Collateral Agent acting pursuant to this Section 5.4 shall not have by reason of the First Lien Security Documents, the Second Lien Security Documents,

the Third Lien Security Documents, this Agreement or any other document, a fiduciary relationship in respect of any First Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party. The Second Lien Collateral Agent acting pursuant to this Section 5.4 shall not have by reason of the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document, a fiduciary relationship in respect of any Second Lien Secured Party or any Third Lien Secured Party.

(d) Until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Financing Documents as if the Liens of the Second Lien Collateral Agent under the Second Lien Security Documents and the Liens of the Third Lien Collateral Agent under the Third Lien Security Documents did not exist. Until the Discharge of First Lien Obligations has occurred, the rights of the Second Lien Collateral Agent and the Third Lien Collateral Agent shall at all times be subject to the terms of this Agreement. After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, the Second Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Second Lien Financing Documents as if the Liens of the Third Lien Collateral Agent under the Third Lien Security Documents did not exist. After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, the rights of the Third Lien Collateral Agent shall at all times be subject to the terms of this Agreement.

Section 5.5 When Discharge of Obligations Deemed to Not Have Occurred; Additional First Lien Indebtedness. (a) If concurrently with the Discharge of First Lien Obligations, the Company enters into any Refinancing of the then existing First Lien Obligations, which Refinancing is permitted by this Agreement (including Section 5.3(a)(ii)), the Second Lien Financing Documents and the Third Lien Financing Documents as in effect on the date hereof, then such Discharge of First Lien Obligations, as the case may be, shall automatically be deemed not to have occurred for all purposes of this Agreement, and, from and after the date on which such Refinancing Indebtedness is incurred in accordance with the terms hereof, the obligations under such Refinancing shall automatically be treated as First Lien Obligations, for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the applicable New First Lien Agent under such new First Lien Financing Documents shall be the First Lien Collateral Agent for all purposes of this Agreement.

(b) The Grantors will be permitted, subject to Section 5.3, to (i) Refinance the First Lien Obligations in full or in part or (ii) in the event that no First Lien Obligations are then outstanding and the Discharge of First Lien Obligations shall have occurred with respect to the most recent First Lien Obligations, incur new First Lien Obligations, in either case under an Additional First Lien Financing Document (the Indebtedness incurred under clause (i) or (ii) shall be referred to in this Section 5.5 as “Additional First Lien Indebtedness”), and in connection therewith, designate as a holder of First Lien Obligations hereunder lenders and agents (including any New First Lien Agent) thereunder, in each case only to the extent the Refinancing Indebtedness or new Indebtedness is incurred in accordance with the terms of this Agreement (including Section 5.3 and this Section 5.5). The Grantors shall effect such designation by delivering to each then existing Authorized Collateral Agent and Debt Representative, each of the following:

(i) on or prior to the date on which such Additional First Lien Indebtedness is incurred, an Officers’ Certificate stating that the Grantors intend to incur such Additional First Lien Indebtedness as Refinancing Indebtedness or Indebtedness under a new First Lien Financing Document, and certifying that (A) such incurrence is permitted and does not violate or result in any default under any then existing First Lien Financing Document, Second Lien Financing Document or Third Lien Financing Document (other than any incurrence of First Lien Obligations that would simultaneously repay all First Lien Obligations under the First Lien Financing Documents under which such default would arise), determined assuming such commitments are fully drawn as of such date and (B) the definitive documentation associated with such Additional First Lien Indebtedness contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all other holders of existing and future First Lien Obligations, all holders of existing and future Second Lien Obligations, all holders of existing and future Third Lien Obligations, and each existing and future Debt Representative as follows: (x) that the holders of all obligations associated with such Additional First Lien Indebtedness are bound by the provisions of, and agree to the terms of, this Agreement and (y) consenting to and directing the applicable New First Lien Agent or Additional First Lien Representative with respect to such Additional First Lien Indebtedness to perform its obligations under this Agreement;

(ii) evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that such Additional First Lien Indebtedness is secured by the First Lien Collateral in accordance with this Agreement and the First Lien Security Documents;

(iii) a written notice specifying the name and address of each New First Lien Agent or Additional First Lien Representative in respect of such Additional First Lien Indebtedness for purposes of Section 8.9; and

(iv) a copy of the executed First Lien Joinder, executed by each New First Lien Agent or Additional First Lien Representative (on behalf of each First Lien Secured Party represented by it).

(c) Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (i) through (iv) of Section 5.5(b) to each then existing Authorized Collateral Agent and Debt Representative, the failure to so deliver a copy of any such document to any such Authorized Collateral Agent or Debt Representative (other than the certification described in clause (i) of Section 5.5(b) and the executed First Lien Joinder referred to in clause (iv) of Section 5.5(b), which shall in all cases be required and which shall be delivered to each then existing Authorized Collateral Agent and Debt Representative no later than five Business Days prior to the execution and delivery of the Additional First Lien Financing Documents governing such Additional First Lien Indebtedness) shall not affect the status of such Additional First Lien Indebtedness as First Lien Obligations entitled to the benefits of this Agreement if the other requirements of this Section 5.5 are complied with.

(d) If and to the extent requested by any New First Lien Agent, and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.5(b) to each Authorized Collateral Agent and Debt Representative, each Authorized Collateral Agent will (to the extent the Additional First Lien Indebtedness is incurred in accordance with such Authorized Collateral Agent’s applicable Financing Documents) confirm in writing (by countersigning and acknowledging the First Lien Joinder) that (i) the holders of such contemplated Additional First Lien Indebtedness will be First Lien Secured Parties hereunder and (ii) the obligations of such holders associated with such Additional First Lien Indebtedness are First Lien Obligations hereunder. The failure of any Authorized Collateral Agent to so confirm in writing shall not affect the status of such obligations as First Lien Obligations entitled to the benefits of this Agreement if the other requirements of this Section 5.5 are complied with.

(e) [Reserved].

(f) Upon receipt of a notice (the “New First Lien Debt Notice”) stating that the Company has entered into a Refinancing in respect of the then existing First Lien Obligations or a new First Lien Financing Document in accordance with the terms hereof (which notice shall include the identity of the new Debt Representative and/or Authorized Collateral Agent under the applicable Refinance Documents, such Persons, the “New First Lien Agents”), and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.5(b) to the Second Lien Collateral Agent and the Third Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent shall promptly, at the Grantors’ cost and expense, (i) enter into such documents and agreements (including amendments, supplements or other modifications to this Agreement) as the Company or any such New First Lien Agent shall reasonably request in order to provide to the New First Lien Agents the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New First Lien Agents any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New First Lien Agents to obtain control of such Pledged Collateral).

(g) If the new First Lien Obligations under the new Additional First Lien Financing Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations and the Third Lien Obligations, then the Second Lien Obligations and the Third Lien Obligations shall be secured at such time by a second and third priority Lien, as applicable, on such assets to the same extent provided in the new First Lien Security Documents and this Agreement.

(h) Each Debt Representative and Authorized Collateral Agent agrees that this Agreement and the applicable First Lien Security Documents shall be amended to the extent necessary or desirable to cause the Liens granted thereby to be in favor of the holders of such new First Lien Obligations (to the extent Liens in favor of such holders are expressly permitted by the terms hereof), and that the First Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 8.4. The Liens granted in favor of the First Lien Collateral Agent, for the benefit of the First Lien Secured Parties, shall be granted under the same First Lien Security Documents.

(i) Each of the parties hereto agrees that this Agreement and the applicable First Lien Security Documents shall be amended to the extent necessary or desirable to cause the holders of such new First Lien Obligations to be treated in the same manner as the First Lien Secured Parties under this Agreement, and that the First Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 8.4.

(j) Each then existing Debt Representative shall have the right to request that the Company provide a copy of executed opinions of counsel to be provided to the holders of any Additional First Lien Agreement entered into in accordance with this Section, to such Debt Representative, on behalf of all relevant Secured Parties, as to the associated Additional First Lien Indebtedness being secured by a valid and perfected security interest in the First Lien Collateral. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable Financing Documents. This Section 5.5 shall survive termination of this Agreement.

Section 5.6 Purchase Right.

(a) Without prejudice to the enforcement of any of the First Lien Secured Parties’ remedies under the First Lien Financing Documents, this Agreement, at law or in equity or otherwise, the First Lien Secured Parties agree that following the earlier to occur of (i) an acceleration of any of the First Lien Obligations in accordance with the terms of the applicable First Lien Financing Documents and (ii) the commencement of any Insolvency or Liquidation Proceeding with respect to any Grantor (the earlier such event, the “Purchase Event”), within 15 days of the Purchase Event, the Second Lien Secured Parties may request, and the First Lien Secured Parties hereby offer the Second Lien Secured Parties the option, to purchase in cash the entire aggregate amount (but not less than the entirety) of outstanding First Lien Obligations (including unfunded commitments under any First Lien Financing Document that have not been terminated at such time) at the Purchase Price without warranty or representation or recourse except as provided in Section 5.6(d), on a pro rata basis among the First Lien Secured Parties, which offer may be accepted by less than all of the Second Lien Secured Parties so long as all the accepting Second Lien Secured Parties shall when taken together purchase such entire aggregate amount as set forth above (the purchase right described in this paragraph, the “Purchase Right”).

(b) The “Purchase Price” will equal the sum of (1) the full amount of all First Lien Obligations then-outstanding and unpaid at par, including principal, accrued but unpaid interest and fees (including any premium under the First Lien Financing Documents that would be applicable upon prepayment or repayment of the First Lien Obligations or termination of the commitments under the Initial First Lien Term Loan Agreement, including as a result of the Purchase Event or the exercise of the Purchase Right) and any other unpaid amounts, including breakage costs and, in the case of any secured hedging obligations, the amount that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated, an amount determined by the relevant First Lien Secured Party to be necessary to collateralize its credit risk arising out of such agreement, (2) the cash collateral to be furnished to the First Lien Secured Parties providing letters of credit under the First Lien Financing Documents in such amount (not to exceed 103% thereof) as such First Lien Secured Parties determine is reasonably necessary to secure such First Lien Secured Parties in connection with any such outstanding and undrawn letters of credit and (3) all accrued and unpaid fees, expenses and other amounts (including attorneys’ fees and expenses) owed to the First Lien Secured Parties under or pursuant to the First Lien Financing Documents on the date of purchase.

(c) If the Second Lien Secured Parties (or any subset of them) exercise their Purchase Right, it shall be exercised pursuant to documentation mutually acceptable to each of the Initial First Lien Administrative Agent and the Second Lien Representatives and the parties shall endeavor to close promptly after the exercise thereof. If the Second Lien Secured Parties do not irrevocably exercise their Purchase Right within 15 days after the Purchase Event, the First Lien Secured Parties shall have no further obligations pursuant to this Section 5.6 and may take any further actions in their sole discretion in accordance with the First Lien Financing Documents and this Agreement. Each First Lien Secured Party will retain all rights to indemnification provided in the relevant First Lien Financing Documents for all claims and other amounts relating to periods prior to the purchase of the First Lien Obligations pursuant to this Section 5.6.

(d) The purchase and sale of the First Lien Obligations under this Section 5.6 will be without recourse and without representation or warranty of any kind by the First Lien Secured Parties, except that the First Lien Secured Parties shall severally and not jointly represent and warrant to the Second Lien Secured Parties that on the date of such purchase, immediately before giving effect to the purchase;

(i) the principal of and accrued and unpaid interest on the First Lien Obligations, and the fees and expenses thereof owed to the respective First Lien Secured Parties, are as stated in any assignment agreement prepared in connection with the purchase and sale of the First Lien Obligations; and

(ii) each First Lien Secured Party owns the First Lien Obligations purported to be owned by it free and clear of any Liens (other than participation interests not prohibited by the First Lien Financing Documents, in which case the Purchase Price will be appropriately adjusted so that the Second Lien Secured Parties do not pay amounts represented by participation interests to the extent that the Second Lien Secured Parties expressly assume the obligations under such participation interests).

Section 5.7 Additional Second Lien Indebtedness. (a) The Second Lien Collateral Agent will act as agent hereunder for, and perform its duties set forth herein on behalf of, each holder of Second Lien Obligations in respect of indebtedness that is incurred after the date hereof that:

(i) holds Additional Second Lien Obligations that are identified as such in accordance with the procedures set forth in clause (b) of this Section 5.7; and

(ii) signs, through its designated Additional Second Lien Representative identified pursuant to clause (b) of this Section 5.7, and delivers a Second Lien Joinder.

(b) The Grantors will be permitted, subject to Section 5.3, to (x) Refinance the Second Lien Obligations in full or in part or (y) incur Indebtedness in respect of an Additional Second Lien Agreement and to designate as an additional holder of Second Lien Obligations hereunder lenders, agents and each Additional Second Lien Representative, as applicable, under such Additional Second Lien Agreement, in each case only to the extent such Additional Second Lien Agreement is incurred in accordance with the terms of this Agreement (including this Section 5.7) and only to the extent such incurrence is permitted under the terms of the First Lien Financing Documents, the Second Lien Financing Documents (to the extent not Refinanced by such Indebtedness) and the Third Lien Financing Documents. The Grantors shall effect such designation by delivering to each previously identified Authorized Collateral Agent and Debt Representative, each of the following:

(i) on or prior to the date on which such Additional Second Lien Obligations are incurred, an Officers’ Certificate stating that the Grantors intend to incur additional Indebtedness under such Additional Second Lien Agreement, and certifying that (A) such incurrence is permitted and does not violate or result in any default under the First Lien Financing Documents, the Second Lien Financing Documents and the Third Lien Financing Documents (other than any incurrence of Second Lien Obligations that would simultaneously repay all First Lien Obligations, Second Lien Obligations or Third Lien Obligations, as applicable, under the First Lien Financing Documents, the Second Lien Financing Documents or the Third Lien Financing Documents, as applicable, under which such default would arise) determined assuming such commitments are fully drawn as of such date and (B) the definitive documentation associated with such Additional Second Lien Agreement contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all holders of existing and future First Lien Obligations, all other holders of existing and future Second Lien Obligations, all other holders of existing and future Third Lien Obligations, and each existing and future Authorized Collateral Agent and each other existing and future Debt Representative as follows: (x) that all Second Lien Obligations will be and are secured equally and ratably by all Liens granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, at any time granted by any Grantor to secure any Second Lien Obligations whether or not upon property otherwise constituting collateral to such Second Lien Obligations and that all Liens granted pursuant to the Second Lien Security Documents will be enforceable by the Second Lien Collateral Agent for the benefit of all holders of Second Lien Obligations equally and ratably as contemplated by this Agreement, (y) that the holders of Second Lien Obligations in respect of such Additional Second Lien Agreement are bound by the provisions of, and agree to the terms of, this Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens and (z) consenting to and directing the Second Lien Collateral Agent to perform its obligations under this Agreement and the Second Lien Security Documents;

(ii) evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Second Lien Obligations in respect of such Additional Second Lien Agreement are secured by the Collateral in accordance with this Agreement and the Second Lien Security Documents (including any amendments to the applicable Second Lien Security Documents necessary to increase the amount of Second Lien Obligations secured thereby to an amount reasonably satisfactory to the Second Lien Collateral Agent);

(iii) a written notice specifying the name and address of the Additional Second Lien Representative in respect of such Additional Second Lien Agreement for purposes of Section 8.9; and

(iv) a copy of the executed Second Lien Joinder referred to in clause (a) above, executed by the new Additional Second Lien Representative (on behalf of each Additional Second Lien Secured Party represented by it).

(c) Upon receipt of a notice (the “New Second Lien Debt Notice”) stating that the Company has entered into a Refinancing in respect of the then existing Second Lien Obligations or a new Second Lien Financing Document in accordance with the terms hereof (which notice shall include the identity of the new Debt Representative and/or Authorized Collateral Agent under the applicable Refinance Documents, such Persons, the “New Second Lien Agents”), and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.7(b) to the First Lien Collateral Agent and, if applicable, the Third Lien Collateral Agent, the First Lien Collateral Agent and, if applicable, the Third Lien Collateral Agent shall promptly, at the Grantors’ cost and expense, enter into such documents and agreements (including amendments, supplements or other modifications to this Agreement) as the Company or any such New Second Lien Agent shall reasonably request in order to provide to the New Second Lien Agents the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

(d) Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (i) through (iv) of Section 5.7(b) to each then existing Authorized Collateral Agent, and to each then existing Debt Representative, the failure to so deliver a copy of any such document to any such Authorized Collateral Agent, or to any such Debt Representative (other than the certification described in clause (i) of the applicable sub-clause of Section 5.7(b) and the Second Lien Joinder, as applicable, referred to in clause (iv) of the applicable sub-clause of Section 5.7(b), which shall in all cases be required and which shall be delivered to each then existing Authorized Collateral Agent and to each then existing Debt Representative no later than five Business Days prior to the execution and delivery of the applicable Additional Second Lien Agreement governing such Additional Second Lien Indebtedness) shall not affect the status of such Additional Second Lien Indebtedness as Additional Second Lien Obligations entitled to the benefits of this Agreement and the Second Lien Security Documents, if the other requirements of this Section 5.7 are complied with.

(e) If and to the extent requested by the Second Lien Collateral Agent, and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.7(b) to each previously identified Authorized Collateral Agent and each other previously identified Debt Representative, each Debt Representative will (to the extent the applicable Additional Second Lien Agreement is incurred in accordance with such Debt Representative’s applicable Financing Documents) confirm in writing (by countersigning and acknowledging the Second Lien Joinder) that (i) the holders of such contemplated Additional Second Lien Indebtedness will be Second Lien Secured Parties hereunder, (ii) the obligations of such holders under the applicable contemplated documents are Second Lien Obligations hereunder, and (iii) such obligations are secured by an equal and ratable second lien on the Collateral, as contemplated hereby. The failure of any Debt Representative to so confirm in writing shall not affect the status of such obligations as Additional Second Lien Obligations or Second Lien Obligations entitled to the benefits of this Agreement and the Second Lien Security Documents if the other requirements of this Section 5.7 are complied with.

(f) Each Debt Representative and Authorized Collateral Agent agrees that this Agreement and the applicable Second Lien Security Documents shall be amended to the extent necessary or desirable to cause the Liens granted thereby to be in favor of the holders of such new Second Lien Obligations (to the extent Liens in favor of such holders are expressly permitted by the terms hereof), and that the Second Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 8.4. The Liens granted in favor of the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, shall be granted under the same Second Lien Security Documents.

(g) Each of the parties hereto agrees that this Agreement and the applicable Second Lien Security Documents shall be amended to the extent necessary or desirable to cause the holders of such new Second Lien Obligations to be treated in the same manner as the Second Lien Secured Parties under this Agreement, and that the Second Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 8.4.

(h) Each then existing Debt Representative shall have the right to request that the Company provide a copy of executed opinions of counsel to be provided to the holders of any Additional Second Lien Agreement entered into in accordance with this Section, to such Debt Representative, on behalf of all relevant Secured Parties, as to the associated Additional Second Lien Indebtedness being secured by a valid and perfected security interest in the Second Lien Collateral, as applicable. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable Financing Documents. This Section 5.7 shall survive termination of this Agreement.

Section 5.8 Third Lien Indebtedness. (a) The Third Lien Collateral Agent will act as agent hereunder for, and perform its duties set forth herein on behalf of, each holder of Third Lien Obligations in respect of indebtedness that is incurred after the date hereof that:

(i) holds Third Lien Obligations that are identified as such in accordance with the procedures set forth in clause (b) of this Section 5.8; and

(ii) signs, through its designated Third Lien Representative identified pursuant to clause (b) of this Section 5.8, and delivers a Third Lien Joinder.

(b) The Grantors will be permitted, subject to Section 5.3, to (x) Refinance the Third Lien Obligations in full or in part or (y) incur Indebtedness in respect of a Third Lien Agreement and to designate as an additional holder of Third Lien Obligations hereunder lenders, agents and each Third Lien Representative, as applicable, under such Third Lien Agreement, in each case only to the extent such Third Lien Agreement is incurred in accordance with the terms of this Agreement (including this Section 5.8) and only to the extent such incurrence is permitted under the terms of the First Lien Financing Documents, the Second Lien Financing Documents and the Third Lien Financing Documents (in each case, to the extent not Refinanced by such Indebtedness). The Grantors shall effect such designation by delivering to each previously identified Authorized Collateral Agent and Debt Representative, each of the following:

(i) on or prior to the date on which such Third Lien Obligations are incurred, an Officers’ Certificate stating that the Grantors intend to incur additional Indebtedness under such Third Lien Agreement, and certifying that (A) such incurrence is permitted and does not violate or result in any default under the First Lien Financing Documents, the Second Lien Financing Documents and the Third Lien Financing Documents (other than any incurrence of Third Lien Obligations that would simultaneously repay all First Lien Obligations, Second Lien Obligations or Third Lien Obligations, as applicable, under the First Lien Financing Documents, the Second Lien Financing Documents or the Third Lien Financing Documents, as applicable, under which such default would arise) determined assuming such commitments are fully drawn as of such date and (B) the definitive documentation associated with such Third Lien Agreement contains a written agreement of the holders of such Indebtedness, for the enforceable benefit of all holders of existing and future First Lien Obligations, all other holders of existing and future Second Lien Obligations, all other holders of existing and future Third Lien Obligations, and each existing and future Authorized Collateral Agent and each other existing and future Debt Representative as follows: (x) that all Third Lien Obligations will be and are secured equally and ratably by all Liens granted to the Third Lien Collateral Agent, for the benefit of the Third Lien Secured Parties, at any time granted by any Grantor to secure any Third Lien Obligations whether or not upon property otherwise constituting collateral to such Third Lien Obligations and that all Liens granted pursuant to the Third Lien Security Documents will be enforceable by the Third Lien Collateral Agent for the benefit of all holders of Third Lien Obligations equally and ratably as contemplated by this Agreement, (y) that the holders of Third Lien Obligations in respect of such Third Lien Agreement are bound by the provisions of, and agree to the terms of, this Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens and (z) consenting to and directing the Third Lien Collateral Agent to perform its obligations under this Agreement and the Third Lien Security Documents;

(ii) evidence that the Grantors have duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intend to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations to ensure that the Third Lien Obligations in respect of such Third Lien Agreement are secured by the Collateral in accordance with this Agreement and the Third Lien Security Documents (including any amendments to the applicable Third Lien Security Documents necessary to increase the amount of Third Lien Obligations secured thereby to an amount reasonably satisfactory to the Third Lien Collateral Agent);

(iii) a written notice specifying the name and address of the Third Lien Representative in respect of such Third Lien Agreement for purposes of Section 8.9; and

(iv) a copy of the executed Third Lien Joinder referred to in clause (a) above, executed by the new Third Lien Representative (on behalf of each Third Lien Secured Party represented by it).

(c) Upon receipt of a notice (the “New Third Lien Debt Notice”) stating that the Company has entered into a Refinancing in respect of the then existing Third Lien Obligations or a new Third Lien Financing Document in accordance with the terms hereof (which notice shall include the identity of the new Debt Representative and/or Authorized Collateral Agent under the applicable Refinance Documents, such Persons, the “New Third Lien Agents”), and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.8(b) to the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent and the Second Lien Collateral Agent shall promptly, at the Grantors’ cost and expense, enter into such documents and agreements (including amendments, supplements or other modifications to this Agreement) as the Company or any such New Third Lien Agent shall reasonably request in order to provide to the New Third Lien Agents the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

(d) Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (i) through (iv) of Section 5.8(b) to each then existing Authorized Collateral Agent, and to each then existing Debt Representative, the failure to so deliver a copy of any such document to any such Authorized Collateral Agent, or to any such Debt Representative (other than the certification described in clause (1) of the applicable sub-clause of Section 5.8(b) and the Second Lien Joinder, as applicable, referred to in clause (iv) of the applicable sub-clause of Section 5.8(b), which shall in all cases be required and which shall be delivered to each then existing Authorized Collateral Agent and to each then existing Debt Representative no later than five Business Days prior to the execution and delivery of the applicable Third Lien Agreement governing such Third Lien Indebtedness) shall not affect the status of such Third Lien Indebtedness as Third Lien Obligations entitled to the benefits of this Agreement and the Third Lien Security Documents, if the other requirements of this Section 5.8 are complied with.

(e) If and to the extent requested by the Third Lien Collateral Agent, and so long as the Grantors shall have delivered copies of the certificates and documents referenced in clauses (i) through (iv) of Section 5.8(b) to each previously identified Authorized Collateral Agent and each other previously identified Debt Representative, each Debt Representative will (to the extent the applicable Third Lien Agreement is incurred in accordance with such Debt Representative’s applicable Financing Documents) confirm in writing (by countersigning and acknowledging the Third Lien Joinder) that (i) the holders of such contemplated Third Lien Indebtedness will be Third Lien Secured Parties hereunder, (ii) the obligations of such holders under the applicable contemplated documents are Third Lien Obligations hereunder, and (iii) such obligations are secured by an equal and ratable third lien on the Collateral, as contemplated hereby. The failure of any Debt Representative to so confirm in writing shall not affect the status of such obligations as Third Lien Obligations or Third Lien Obligations entitled to the benefits of this Agreement and the Third Lien Security Documents if the other requirements of this Section 5.8 are complied with.

(f) Each Debt Representative and Authorized Collateral Agent agrees that this Agreement and the applicable Third Lien Security Documents shall be amended to the extent necessary or desirable to cause the Liens granted thereby to be in favor of the holders of such new Third Lien Obligations (to the extent Liens in favor of such holders are expressly permitted by the terms hereof), and that the Third Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 8.4. The Liens granted in favor of the Third Lien Collateral Agent, for the benefit of the Third Lien Secured Parties, shall be granted under the same Third Lien Security Documents.

(g) Each of the parties hereto agrees that this Agreement and the applicable Third Lien Security Documents shall be amended to the extent necessary or desirable to cause the holders of such new Third Lien Obligations to be treated in the same manner as the Third Lien Secured Parties under this Agreement, and that the Third Lien Collateral Agent is authorized to enter into such amendments as set forth in Section 8.4.

(h) Each then existing Debt Representative shall have the right to request that the Company provide a copy of executed opinions of counsel to be provided to the holders of any Third Lien Agreement entered into in accordance with this Section, to such Debt Representative, on behalf of all relevant Secured Parties, as to the associated Third Lien Indebtedness being secured by a valid and perfected security interest in the Third Lien Collateral, as applicable. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all applicable Financing Documents. This Section 5.8 shall survive termination of this Agreement.

ARTICLE VI.

INSOLVENCY OR LIQUIDATION PROCEEDINGS

Section 6.1 Finance and Sale Issues. (a) (i) Until the Discharge of First Lien Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use, sale or lease of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code or any similar Bankruptcy Law), on which the First Lien Collateral Agent or any other creditor has a Lien or to permit any Grantor to obtain financing, whether from one or more of the First Lien Secured Parties or any other Person, under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that (i) it will raise no objection to, or oppose or contest (or join with or support any third party opposing, objecting or contesting), such cash collateral use or DIP Financing (including any proposed orders for such cash collateral use and/or DIP Financing which are acceptable to the First Lien Collateral Agent) and it will be deemed to have consented to such cash collateral use or DIP Financing (including such proposed orders), (ii) to the extent the Liens securing the First Lien Obligations are subordinated to or on an equal and ratable basis with such DIP Financing or cash collateral use, the Second Lien Collateral Agent and the Third Lien Collateral Agent (A) will subordinate its Liens on the Collateral to the Liens securing such DIP Financing or use of cash collateral (and all obligations relating thereto and any customary “carve-out” for professional and United States Trustee fees) and to all adequate protection Liens granted to the First Lien Secured Parties on the same basis as the Liens securing the Second Lien Obligations and Third Lien Obligations are subordinated to the Liens securing the First Lien Obligations under this Agreement) and (B) will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3), (iii) it will raise no objection to, or oppose or contest (or join with or support any third party opposing, objecting or contesting) any lawful exercise by any First Lien Secured Party of the right to credit bid First Lien Obligations at any sale in foreclosure of Collateral (including, without limitation, pursuant to Section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Bankruptcy Law) or to exercise any rights under Section 1111(b) of the Bankruptcy Code.

(ii) After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Second Lien Collateral Agent shall desire to permit the use, sale or lease of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code or any similar Bankruptcy Law), on which the Second Lien Collateral Agent or any other creditor has a Lien or to permit any Grantor to obtain DIP Financing, then the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that (i) it will raise no objection to, or oppose or contest (or join with or support any third party opposing, objecting or contesting), such cash collateral use or DIP Financing (including any proposed orders for such cash collateral use and/or DIP Financing which are acceptable to the Second Lien Collateral Agent) and it will be deemed to have consented to such cash collateral use or DIP Financing (including such proposed orders), (ii) to the extent the Liens securing the Second Lien Obligations are subordinated to or on an equal and ratable basis with such DIP Financing or cash collateral use, the Third Lien Collateral Agent (A) will subordinate its Liens on the

Collateral to the Liens securing such DIP Financing or use of cash collateral (and all obligations relating thereto and any customary “carve-out” for professional and United States Trustee fees) and to all adequate protection Liens granted to the Second Lien Secured Parties on the same basis as the Liens securing the Third Lien Obligations are subordinated to the Liens securing the Second Lien Obligations under this Agreement) and (B) will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Second Lien Collateral Agent or to the extent permitted by Section 6.3), (iii) it will raise no objection to, or oppose or contest (or join with or support any third party opposing, objecting or contesting) any lawful exercise by any Second Lien Secured Party of the right to credit bid Second Lien Obligations at any sale in foreclosure of Collateral (including, without limitation, pursuant to Section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Bankruptcy Law) or to exercise any rights under Section 1111(b) of the Bankruptcy Code.

(b) The Second Lien Collateral Agent on behalf of the Second Lien Secured Parties and the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties agrees that it will not seek consultation rights in connection with, and it will raise no objection, oppose or contest (or join with or support any third party objecting, opposing or contesting), a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code (or any successor provision or any comparable provision of any other Bankruptcy Law) if the requisite First Lien Secured Parties or after the Discharge of First Lien Obligations, the requisite Second Lien Secured Parties have consented to such sale, liquidation or other disposition. The Second Lien Collateral Agent on behalf of itself and the Second Lien Secured Parties and the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition if the requisite First Lien Secured Parties or after the Discharge of First Lien Obligations, the requisite Second Lien Secured Parties have consented to (i) such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and (ii) the sale, liquidation or disposition of such assets, in which event the Second Lien Secured Parties and the Third Lien Secured Parties will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any successor provision or any comparable provision of any other applicable debtor relief law).

Section 6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that it shall not seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, further agrees that it shall not object (or support any other Person who objects) to any motion by the First Lien Collateral Agent or the First Lien Secured Parties for relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral. After the Discharge of First Lien

Obligations and until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that it shall not seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Second Lien Collateral Agent. After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, further agrees that it shall not object (or support any other Person who objects) to any motion by the Second Lien Collateral Agent or the Second Lien Secured Parties for relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral.

Section 6.3 Adequate Protection. (a) (i) The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting):

(A) any request by the First Lien Collateral Agent or the First Lien Secured Parties for adequate protection;

(B) any objection by the First Lien Collateral Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Secured Parties claiming a lack of adequate protection;

(C) the payment of interest, fees, expenses or other amounts to the First Lien Collateral Agent or any other First Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise;

(D) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law; or

(E) request any form of adequate protection except as permitted by Section 6.3(b).

(ii) The Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting):

(A) any request by the Second Lien Collateral Agent or the Second Lien Secured Parties for adequate protection;

(B) any objection by the Second Lien Collateral Agent or the Second Lien Secured Parties to any motion, relief, action or proceeding based on the Second Lien Collateral Agent or the Second Lien Secured Parties claiming a lack of adequate protection;

(C) the payment of interest, fees, expenses or other amounts to the Second Lien Collateral Agent or any other Second Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise;

(D) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law; or

(E) request any form of adequate protection except as permitted by Section 6.3(b).

(b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(i) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional payments or collateral in connection with any DIP Financing or use of cash collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself or any of the Third Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subject to the terms of this Agreement subordinated to the Liens securing the First Lien Obligations and such DIP Financing or use of cash collateral (and all obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations and the Third Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, and

(ii) not in limitation of this Section 6.3 or elsewhere in this Agreement, in the event the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, or the Third Lien Collateral Agent, on behalf of itself or any of the Third Lien Secured Parties, is entitled to and does seek or request adequate protection in respect of Second Lien Obligations or the Third Lien Obligations, respectively, and such adequate protection is granted in the form of additional collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself or any of the Third Lien Secured Parties, agrees that the First Lien Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any cash collateral use or DIP Financing provided by the First Lien Secured Parties and that any Lien on such additional collateral securing the Second Lien Obligations or the Third Lien Obligations and any such cash collateral or DIP Financing provided by the First Lien Secured Parties (and all obligations relating thereto) and to any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations and the Third Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of any Second Lien Secured Party or any Third Lien

Secured Party from seeking adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding (but not including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

Section 6.4 No Waiver. Subject to Sections 3.1(e) and 6.3(b), nothing contained herein shall prohibit or in any way limit any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent, or any other Third Lien Secured Party including the seeking by the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent, or any other Third Lien Secured Party of adequate protection, or the asserting by the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent, or any other Third Lien Secured Party of any of its rights and remedies under the Second Lien Financing Documents, the Third Lien Financing Documents or otherwise; provided, however, that this Section 6.4 shall not limit the rights of the Second Lien Secured Parties and the Third Lien Secured Parties under Section 3.1(e) of this Agreement. Subject to Sections 3.1(e) and 6.3(b), after the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations, nothing contained herein shall prohibit or in any way limit any Second Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Third Lien Collateral Agent or any other Third Lien Secured Party including the seeking by the Third Lien Collateral Agent or any other Third Lien Secured Party of adequate protection, or the asserting by the Third Lien Collateral Agent or any other Third Lien Secured Party of any of its rights and remedies under the Third Lien Financing Documents or otherwise; provided, however, that this Section 6.4 shall not limit the rights of the Third Lien Secured Parties under Section 3.1(e) of this Agreement.

Section 6.5 Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Secured Party shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts, and the Discharge of First Lien Obligations shall, to that extent, be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery or any finding of the invalidity of a Lien of the First Lien Collateral Agent, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. If any Second Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of Second Lien Obligations (a “Second Lien Recovery”), then such Second Lien Secured Party shall, to that extent, be entitled to a reinstatement of Second Lien Obligations with respect to all such recovered amounts, and the Discharge of Second Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Second Lien Recovery or any finding of the invalidity of a Lien of the Second Lien Collateral Agent, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. If any Third Lien Secured Party is required in any Insolvency or Liquidation

Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount paid in respect of Third Lien Obligations (a “Third Lien Recovery”), then such Third Lien Secured Party shall, to that extent, be entitled to a reinstatement of Third Lien Obligations with respect to all such recovered amounts, and the Discharge of Third Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Third Lien Recovery or any finding of the invalidity of a Lien of the Third Lien Collateral Agent, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

Section 6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of First Lien Obligations, Second Lien Obligations or Third Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations, Second Lien Obligations or Third Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

Section 6.7 Voting. None of the Second Lien Collateral Agent, Second Lien Secured Parties, Third Lien Collateral Agent and Third Lien Secured Parties shall support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) that is inconsistent with the terms of this Agreement. Without limiting the generality of the foregoing, none of the Second Lien Collateral Agent, the Second Lien Secured Parties, the Third Lien Collateral Agent or the Third Lien Secured Parties shall support or vote in favor of any plan of reorganization unless such plan (a) pays off, in cash in full, all First Lien Obligations or (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126(e) of the Bankruptcy Code.

Section 6.8 Post-Petition Interest. (a) None of the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent or any other Third Lien Secured Party, shall oppose or seek to challenge any claim by any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any First Lien Secured Party’s Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties and the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties on the Collateral.

(b) None of the First Lien Collateral Agent or any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Agent, any other Second Lien Secured Party, the Third Lien Collateral Agent or any other Third Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations or Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Collateral (after taking into account the rights of the First Lien Collateral Agent in the First Lien Collateral for the benefit of the other First Lien Secured Parties) or the Third Lien

Collateral Agent on behalf of the Third Lien Secured Parties on the Collateral (after taking into account the rights of the First Lien Collateral Agent and the Second Lien Collateral Agent in the First Lien Collateral and the Second Lien Collateral, respectively, and for the benefit of the other First Lien Secured Parties and Second Lien Secured Parties, respectively).

(c) None of the Third Lien Collateral Agent or any other Third Lien Secured Party, shall oppose or seek to challenge any claim by any Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any Second Lien Secured Party’s Lien, without regard to the existence of the Lien of the Third Lien Collateral Agent on behalf of the Third Lien Secured Parties on the Collateral.

Section 6.9 Other Matters. To the extent that the Second Lien Collateral Agent, any Second Lien Secured Party, the Third Lien Collateral Agent or any Third Lien Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law with respect to any of the Collateral, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agree not to assert any such rights without the prior written consent of the First Lien Collateral Agent and with respect to the Third Lien Collateral Agent or any Third Lien Secured Party, the prior written consent of the Second Lien Collateral Agent, provided that if requested by the First Lien Collateral Agent or with respect to the Third Lien Collateral Agent, the Second Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent shall timely exercise such rights in the manner requested by the First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable, including any rights to payments in respect of such rights.

Section 6.10 Waiver. Each of the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement. The Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, waives any claim it may hereafter have against any Second Lien Secured Party arising out of the election of any Second Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.

Section 6.11 Separate Grants of Security and Separate Classification. Each of the First Lien Collateral Agent for itself and on behalf of the First Lien Secured Parties, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, acknowledges and agrees that:

(a) the grants of Liens pursuant to the First Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents constitute three separate and distinct grants of Liens;

(b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations and Third Lien Obligations are fundamentally different from the First Lien Obligations, and the Third Lien Obligations are fundamentally different from the Second Lien Obligations, and each must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding;

(c) the First Lien Obligations include all interest on First Lien Obligations that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable First Lien Financing Documents, whether or not allowed or allowable, the Second Lien Obligations include all interest on Second Lien Obligations that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable Second Lien Financing Documents, whether or not allowed or allowable and the Third Lien Obligations include all interest on Third Lien Obligations that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable Third Lien Financing Documents, whether or not allowed or allowable;

(d) the payment and satisfaction of all of the First Lien Obligations will be secured on an equal and ratable basis by the Liens established in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties; the payment and satisfaction of all of the Second Lien Obligations will be secured on an equal and ratable basis by the Liens established in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties; and the payment and satisfaction of all of the Third Lien Obligations will be secured on an equal and ratable basis by the Liens established in favor of the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties; it being understood and agreed that nothing in this Section 6.11(d) is intended to alter the priorities as among the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, as provided in Section 2.1; and

(e) this Agreement constitutes a “subordination agreement” under Section 510 of the Bankruptcy Code.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Grantors in respect of the Collateral constitute only one secured claim (rather than three separate classes of secured claims), then each of the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, hereby acknowledges and agrees that, all distributions pursuant to Section 4.1 hereof or otherwise shall be made as if there were three separate classes of secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties and the Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Lien Financing Documents arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding before any distribution is made in respect of the claims held by the Second Lien Secured Parties and the Third Lien Secured Parties with respect to the Collateral; each of the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of the Third Lien Secured Parties, hereby acknowledges and agrees to turn over to the First Lien Collateral Agent, for itself and on behalf of the First Lien Secured Parties, all amounts otherwise received or receivable by them to the extent needed to effectuate the intent of this sentence (with respect to the payment of post-petition interest) even if such turnover of amounts has the effect of reducing the amount of the claim of the Second Lien Secured Parties and the Third Lien Secured Parties).

ARTICLE VII.

RELIANCE; WAIVERS; ETC.

Section 7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties, is hereby advised and acknowledges that the First Lien Secured Parties (other than the Initial First Lien Collateral Agent and the Initial First Lien Administrative Agent) have, independently and without reliance on the Second Lien Collateral Agent, any Second Lien Secured Parties, the Third Lien Collateral Agent or any Third Lien Secured Parties and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the First Lien Financing Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Financing Documents or this Agreement. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, is hereby advised and acknowledges that the Second Lien Secured Parties (other than the Initial Second Lien Administrative Agent and the Initial Second Lien Collateral Agent) have, independently and without reliance on any First Lien Secured Party or any Third Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Financing Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Financing Documents or this Agreement. The Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, is hereby advised and acknowledges that the Third Lien Secured Parties have, independently and without reliance on any First Lien Secured Party or any Second Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Third Lien Financing Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Third Lien Financing Documents or this Agreement.

Section 7.2 No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under the First Lien Financing Documents, acknowledges and agrees that each of the Second Lien Collateral Agent, the Second Lien

Secured Parties, the Third Lien Collateral Agent and the Third Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Financing Documents, the Third Lien Financing Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Each of the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, acknowledges and agrees that the First Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Financing Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties will be entitled to manage and supervise their respective extensions of credit and investment under, and provisions of, the First Lien Financing Documents, the Second Lien Financing Documents and the Third Lien Financing Documents, as applicable, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. No Authorized Collateral Agent and their related Secured Parties shall have any duty to any other Authorized Collateral Agent or any of their related Secured Parties, in each case, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Financing Documents), regardless of any knowledge thereof which they may have or be charged with.

Section 7.3 No Waiver of Lien Priorities. (a) No right of any Secured Party or the Authorized Collateral Agent to enforce any provision of this Agreement or any Financing Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Secured Party or the Authorized Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Financing Documents, regardless of any knowledge thereof which any Secured Parties may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the First Lien Financing Documents and subject to the provisions of Sections 5.1(a), 5.1(d), 5.3(a) and 5.5), the First Lien Secured Parties, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Financing Documents and/or applicable law, without the consent of, or notice to, any other Authorized Collateral Agent or Secured Party, without incurring any liabilities to any other Authorized Collateral Agent or Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of an Authorized Collateral Agent or any other Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the amount (subject to Section 5.3(a)

hereof) tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Secured Parties, the First Lien Obligations or any of the First Lien Financing Documents;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of any Grantor to the First Lien Secured Parties or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any First Lien Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(iv) exercise or delay in or refrain from exercising any right or remedy against any Grantor or any security or any other Person, elect any remedy and otherwise deal freely with the Grantors or any First Lien Collateral and any security and any guarantor or any liability of any Grantor to the First Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise provided herein, each of the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that the First Lien Secured Parties shall have no liability to the Second Lien Collateral Agent, any Second Lien Secured Parties, the Third Lien Collateral Agent, or any Third Lien Secured Parties, and each of the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby waives any claim or defense against any First Lien Secured Party or the First Lien Collateral Agent arising out of any and all actions which the First Lien Secured Parties or the First Lien Collateral Agent may take or permit or omit to take with respect to:

(i) the First Lien Financing Documents (other than this Agreement);

(ii) the collection of the First Lien Obligations; or

(iii) the foreclosure upon, or sale, liquidation or other Disposition of, any First Lien Collateral, other than the obligation to conduct any sale in a commercially reasonable manner.

Each of the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, agrees that the First Lien Secured Parties have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

(d) Until the Discharge of First Lien Obligations, each of the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby waives and agrees not to assert, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have with respect to the Collateral under applicable law. After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby waives and agrees not to assert, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have with respect to the Collateral under applicable law.

Section 7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Secured Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Financing Documents or the perfection or attachment of any liens thereunder;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Financing Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of any Authorized Collateral Agent, any Debt Representative or any Secured Party, in each case in respect of this Agreement.

ARTICLE VIII.

MISCELLANEOUS.

Section 8.1 Notice of Event of Default. The First Lien Collateral Agent (for purposes of this paragraph only, including each collateral agent for each series of First Lien Obligations) agrees to use reasonable efforts to notify each other Authorized Collateral Agent within ten (10) Business Days after obtaining actual knowledge of any First Lien Debt Default, the Second Lien Collateral Agent will use reasonable efforts to notify each other Authorized Collateral Agent within ten (10) Business Days after obtaining actual knowledge of the occurrence of any Second

Lien Debt Default and the Third Lien Collateral Agent will use reasonable efforts to notify each other Authorized Collateral Agent within ten (10) Business Days after obtaining actual knowledge of the occurrence of any Third Lien Debt Default. Each Debt Representative agrees to promptly notify each other Debt Representative and each Authorized Collateral Agent of any “event of default” in respect of its respective Financing Documents.

Section 8.2 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any of the Financing Documents, the provisions of this Agreement shall govern and control.

Section 8.3 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to any other Authorized Collateral Agent or any other Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantors constituting First Lien Obligations in reliance hereon. Each of the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to the First Lien Secured Parties and the First Lien Obligations, on the date of Discharge of First Lien Obligations, subject to Section 5.5 and the rights of the First Lien Secured Parties under Section 6.5;

(b) with respect to the Second Lien Secured Parties and the Second Lien Obligations, on the Discharge of Second Lien Obligations, subject to Section 5.5 and the rights of the Second Lien Secured Parties under Section 6.5; and

(c) with respect to the Third Lien Secured Parties and the Third Lien Obligations, on the date of Discharge of Third Lien Obligations, subject to Section 5.5 and the rights of the First Lien Secured Parties under Section 6.5;

Notwithstanding the foregoing, such termination shall not relieve any party of its obligations incurred hereunder prior to such date of termination.

Section 8.4 Amendments; Waivers. (a) No amendment, restatement, supplement, modification or waiver of any of the provisions of this Agreement by any Authorized Collateral Agent or any Debt Representative shall be deemed to be made unless the same shall be in writing signed on behalf of such Debt Representative or Authorized Collateral Agent or its authorized agent and, solely to the extent such amendment, restatement, supplement, modification or waiver would be materially adverse to any Grantor, each such Grantor. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such waiver in any other respect or at any other time.

(b) Notwithstanding clause (a) above:

(i) any amendment, restatement, supplement or other modification of this Agreement that has the effect solely of adding or maintaining Collateral, securing additional indebtedness that is otherwise permitted by the terms of the Financing Documents and this Agreement to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of an Authorized Collateral Agent therein will become effective when executed and delivered by the Company, any other applicable Grantor party thereto and the applicable Authorized Collateral Agent, or by the Company and any other applicable Grantor party thereto, as applicable; and

(ii) no amendment, restatement, supplement or other modification of this Agreement that imposes any obligation upon any Authorized Collateral Agent or any Debt Representative, or adversely affects the rights of any Authorized Collateral Agent or any Debt Representative, respectively, in each case, solely in its capacity as such, will become effective without the consent of such Person.

(c) Notwithstanding Section 8.4(a) above, the Authorized Collateral Agents and each applicable Grantor may, without the consent of any other Secured Party, enter into any amendment, restatement, supplement or other modification of this Agreement (i) contemplated by Section 8.4(b) or (ii) to cure any ambiguity, defect or inconsistency or to correct or supplement any provision in such document that may be inconsistent with any other provision of a Security Document, as applicable, or to further the intended purposes thereof or to provide additional benefits or rights to the Secured Parties, as applicable, so long as prior to the execution of any such amendment, restatement, supplement or other modification referred to in this clause (c), each applicable Grantor shall have delivered to the Authorized Collateral Agents an Officers’ Certificate to the effect that such amendment, modification or waiver complies with the requirements of this clause (c).

(d) Notwithstanding Section 8.4(a) above, each of the parties hereto agrees that, following a Refinancing of any of the Obligations, made in accordance with Section 5.5, Section 5.7 or Section 5.8, as the case may be, any New Agent and the Grantors may, without the consent of any other Secured Party, enter into any amendment, restatement, supplement or other modification of this Agreement solely to the extent necessary to confirm that the Liens granted by the applicable Refinance Security Documents in favor of the holders of such new Obligations constitute Liens securing First Lien Obligations, Second Lien Obligations or Third Lien Obligations, as the case may be, and to confirm that such holders will be treated in the same manner as the First Lien Secured Parties, Second Lien Secured Parties or Third Lien Secured Parties, as the case may be, under this Agreement, so long as prior to the execution of any such amendment, restatement, supplement or other modification referred to in this clause (d), each applicable Grantor shall have delivered to each Debt Representative and each Authorized Collateral Agent (including without limitation the New Agents) an Officer’s Certificate to the effect that such amendment, restatement, supplement or other modification complies with the requirements of this clause (d).

Section 8.5 Information Concerning the Grantors. (a) The First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, as respective groups, shall each be responsible for keeping themselves informed of (i) the financial condition of the Grantors and all endorsers and/or guarantors of the applicable Obligations, and (ii) all other circumstances bearing upon the risk of nonpayment of the applicable Obligations.

(b) No Secured Party shall have any duty to advise any other Secured Party of information known to it regarding such condition or any such circumstances or otherwise. In the event any of the Secured Parties, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other Secured Party, it shall be under no obligation:

(i) to make, and such Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 8.6 Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Secured Parties or the Second Lien Collateral Agent or any of the Third Lien Secured Parties or the Third Lien Collateral Agent, respectively, pays over to the First Lien Collateral Agent or the First Lien Secured Parties under the terms of this Agreement, the Second Lien Secured Parties or Third Lien Secured Parties, as applicable, shall be subrogated to the rights of the First Lien Secured Parties; provided that, each of the Second Lien Collateral Agent, on behalf of itself and the other Second Lien Secured Parties and the Third Lien Collateral Agent, on behalf of itself and the other Third Lien Secured Parties, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. With respect to the value of any payments or distributions in cash, property or other assets that any of the Third Lien Secured Parties or the Third Lien Collateral Agent, pays over to the Second Lien Collateral Agent or the Second Lien Secured Parties under the terms of this Agreement, the Third Lien Secured Parties shall be subrogated to the rights of the Second Lien Secured Parties; provided that, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Second Lien Obligations has occurred. The Grantors acknowledge and agree that the value of any payments or distributions in cash, property or other assets received by (a) the Second Lien Collateral Agent or the Second Lien Secured Parties or the Third Lien Collateral Agent or the Third Lien Secured Parties, respectively, that are paid over to the First Lien Collateral Agent or the First Lien Secured Parties pursuant to this Agreement shall not reduce any of the Second Lien Obligations or the Third Lien Obligations, respectively and (b) the Third Lien Collateral Agent or the Third Lien Secured Parties that are paid over to the Second Lien Collateral Agent or the Second Lien Secured Parties pursuant to this Agreement shall not reduce any of the Third Lien Obligations.

Section 8.7 Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Financing Documents. All payments received by the Second Lien Collateral Agent or any other Second Lien Secured Party after the Discharge of First Lien Obligations may be applied, reversed and reapplied, in whole or in part, to such part of the Second Lien Obligations provided for in the Second Lien Financing Documents. All payments received by the Third Lien Collateral Agent or any other Third Lien Secured Party after the Discharge of First Lien Obligations and Second Lien Obligations may be applied, reversed and reapplied, in whole or in part, to such part of the Third Lien Obligations provided for in the Third Lien Financing Documents. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, and subject to the other provisions of this Agreement, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor. The Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties assents to any extension or postponement of the time of payment of the First Lien Obligations, the Second Lien Obligations or any part thereof and to any other indulgence with respect thereto, and subject to the other provisions of this Agreement, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations or the Second Lien Obligations (as the case may be) and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.8 SUBMISSION TO JURISDICTION; WAIVERS. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS; PROVIDED THAT, SUBJECT TO THE OTHER LIMITATIONS SET FORTH HEREIN, NOTHING IN THIS SECTION 8.8 SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) ANY AUTHORIZED COLLATERAL AGENT OR DEBT REPRESENTATIVE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS UNDER THE APPLICABLE FINANCING DOCUMENTS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ANY AUTHORIZED COLLATERAL AGENT OR DEBT REPRESENTATIVE OR (II) ANY

PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT. EACH PARTY HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH LEGAL ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF, IN CONNECTION WITH ITS PROPERTIES AND ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS DESCRIBED IN THE FIRST SENTENCE OF THIS SECTION 8.8(); (II) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.9 HEREOF; PROVIDED HOWEVER THAT, EACH GRANTOR INCORPORATED UNDER THE LAWS OF MEXICO, HEREBY APPOINTS THE COMPANY, AS AUTHORIZED AGENT FOR SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND AGREES TO GRANT, AS SOON AS POSSIBLE, BUT IN ANY EVENT WITHIN THE 5 BUSINESS DAYS FOLLOWING THE DATE OF EXECUTION OF THIS AGREEMENT, A POWER OF ATTORNEY FOR LAWSUITS AND COLLECTIONS (PODER PARA PLEITOS Y COBRANZAS) IN TERMS OF THE FIRST PARAGRAPH OF ARTICLE 2554 OF THE FEDERAL CIVIL CODE (CÓDIGO CIVIL FEDERAL) AND ITS CORRELATIVE ARTICLES IN THE CIVIL CODES OF THE FEDERAL ENTITIES OF MEXICO BEFORE A MEXICAN NOTARY PUBLIC IN FAVOR OF THE COMPANY; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(b) EACH OF THE PARTIES HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF

DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.8(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH PARTY HERETO, ON BEHALF OF ITSELF AND THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IF APPLICABLE, WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

(d) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 8.8, WITH RESPECT TO ANY DISPUTE INVOLVING ANY GRANTOR INCORPORATED UNDER THE LAWS OF MEXICO, EACH OF THE PARTIES HERETO (i) EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF; AND (ii) WAIVES ANY OTHER JURISDICTION TO WHICH IT MAY BE ENTITLED BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR OTHERWISE.

Section 8.9 Notices. All notices to the Secured Parties permitted or required under this Agreement shall also be sent to the applicable Authorized Collateral Agent. Unless otherwise specifically provided herein, any notice, request or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, electronically mailed or sent by United States mail or courier service. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail, facsimile, or United States mail (registered or certified) with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages attached hereto or, with respect to any Debt Representative or Authorized Collateral Agent that becomes a party hereto after the date hereof, at such address as such Person may specify in the applicable Joinder, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 8.10 Further Assurances. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the applicable Authorized Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

Section 8.11 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8.12 Binding on Successors and Assigns. This Agreement shall be binding upon the Authorized Collateral Agents, the Secured Parties and their respective successors and assigns. If any one of the Authorized Collateral Agents resigns or is replaced pursuant to the Financing Documents, its successor shall be deemed to be a party to this Agreement and shall have all of the rights of and be subject to all of the obligations of this Agreement.

Section 8.13 Specific Performance. Each of the Authorized Collateral Agents may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, and the Third Lien Collateral Agent, on behalf of itself and the Third Lien Secured Parties, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any of the Authorized Collateral Agents or the Secured Parties.

Section 8.14 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

Section 8.15 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

Section 8.16 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement and this Agreement, when executed and delivered by the First Lien Collateral Agent and the Second Lien Collateral Agent (and when a joinder is executed and delivered by the Third Lien Collateral Agent) will constitute the valid and legally binding obligation of each of the First Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent, respectively, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium fraudulent transfer, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

Section 8.17 No Third-Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Secured Parties. No other Person shall have or be entitled to assert rights or benefits hereunder and shall not be deemed to be a third-party beneficiary hereof. Nothing in this Agreement shall impair, as between the Grantors and the Secured Parties, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the applicable Financing Documents.

Section 8.18 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties, each as a respective group. None of the Grantors or any other creditor thereof shall have any rights hereunder and no Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Grantors, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their term.

Section 8.19 Additional Grantors. The Company shall cause each of its subsidiaries that becomes a Grantor or is required by any Financing Document to become a party to this Agreement to become a party to this Agreement by causing such subsidiary to execute and deliver to the parties hereto a Grantor Joinder, pursuant to which such subsidiary shall agree to be bound by the terms of this Agreement to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company agrees to provide to each Debt Representative and Authorized Collateral Agent a copy of each Grantor Joinder executed and delivered pursuant to this Section 8.19.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial First Lien Collateral Agent

By:	/s/ Nicole Kroll
Name: Nicole Kroll
Title: Assistant Vice President

Address:	50 South Sixth St., Suite 1290 Minneapolis, MN 55402

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial First Lien Administrative Agent

By:	/s/ Nicole Kroll
Name: Nicole Kroll
Title: Assistant Vice President

Address:	50 South Sixth St., Suite 1290 Minneapolis, MN 55402

[Signature Page to Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/s/ Nicole Kroll
Name: Nicole Kroll
Title: Assistant Vice President

Address:	50 South Sixth St., Suite 1290 Minneapolis, MN 55402

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Lien Administrative Agent

By:	/s/ Nicole Kroll
Name: Nicole Kroll
Title: Assistant Vice President

Address:	50 South Sixth St., Suite 1290 Minneapolis, MN 55402

[Signature Page to Intercreditor Agreement]

Acknowledged and Agreed to by:

HORNBECK OFFSHORE SERVICES, INC.
HORNBECK OFFSHORE SERVICES, LLC
HORNBECK OFFSHORE TRANSPORTATION, LLC
HOS-IV, LLC
HORNBECK OFFSHORE TRINIDAD & TOBAGO, LLC
HORNBECK OFFSHORE OPERATORS, LLC
ENERGY SERVICES PUERTO RICO, LLC
HORNBECK OFFSHORE INTERNATIONAL, LLC
HOS PORT, LLC
HOS HOLDING, LLC
HOI HOLDING, LLC

By:	/s/ James O. Harp, Jr.
Name: James O. Harp, Jr.
Title: Executive Vice President and Chief Financial Officer

HOS DE MEXICO II, S. DE R.L. DE C.V.

By:	/s/ Samuel A. Giberga
Name: Samuel A. Giberga
Title: Vice President

[Signature Page to Intercreditor Agreement]

SCHEDULE 1

Intercreditor Agreement

U.S.-FLAG VESSELS1

VESSEL NAME	OFFICIAL NUMBER
HOS BAYOU	1244577
HOS BEIGNET	1097129
HOS BLACK FOOT	1244582
HOS BLACK ROCK	1244583
HOS BLACK WATCH	1244581
HOS BLUEWATER	1136268
HOS BOUDIN	1088474
HOS BOURRE	1076184
HOS BRIARWOOD	1244594
HOS BRIMSTONE	1124426
HOS CALEDONIA	1244585
HOS CAPTAIN	1244589
HOS CAROLINA	1244587
HOS CAROUSEL	1246522
HOS CAYENNE	1076117
HOS CEDAR RIDGE	1246521
HOS CENTERLINE	981472
HOS CHICORY	1076182
HOS CLAYMORE	1244588
HOS CLEARVIEW	1244579
HOS COLT	1253896
HOS COMMANDER	1244578
HOS COQUILLE	1076183
HOS CROCKETT	1244584
HOS GEMSTONE	1141952
HOS GREYSTONE	1144440
HOS LODE STAR	1205155
HOS MYSTIQUE	1205143
HOS NORTH STAR	1205154
HOS PINNACLE	1205149
HOS POLESTAR	1205152
HOS RED DAWN	1244590
HOS RED ROCK	1244591
HOS RENAISSANCE	1244592
HOS RESOLUTION	1205144
HOS RIDGEWIND	1114862

[1]	NTD: Schedules subject to update to account for any subsequent re-flagging.

Schedule 1-1

HOS RIVERBEND	1244595
HOS SANDSTORM	1124424
HOS SHOOTING STAR	1205153
HOS SILVERSTAR	1144439
HOS STORMRIDGE	1124421
HOS STRONGLINE	988333
HOS WARLAND	1253611
HOS WARHORSE	1258860
HOS WILD HORSE	1258861
HOS WILDWING	1205151
HOS WINDANCER	1205150
HOS WOODLAND	1253612

Schedule 1-2

SCHEDULE 2

Intercreditor Agreement

MEXICAN-FLAG VESSELS

VESSEL NAME	OFFICIAL NUMBER
HOS BROWNING	[—	]
HOS CORAL	[—	]
HOS CRESTVIEW	[—	]
HOS REMINGTON	[—	]
HOS SILVER ARROW	[—	]
HOS SWEET WATER	[—	]
HOS WINCHESTER	[—	]

Schedule 2-1

SCHEDULE 3

Intercreditor Agreement

VESSEL MORTGAGES ON U.S.-FLAG VESSELS

First Preferred Fleet Mortgage, dated as of June 15, 2017, granted by Hornbeck Offshore Services, LLC, as Shipowner, in favor of Wilmington Trust, National Association, as Collateral Agent, as Trustee/Mortgagee, which was filed with the National Vessel Documentation Center of the U.S. Coast Guard (the “NVDC”) on June 16, 2017 at 2:30 p.m. and recorded in Batch 45258800 with Document ID 3, as amended by First Amendment to First Preferred Fleet Mortgage, dated September 20, 2018, which was filed with the NVDC on September 21, 2018 at 10:36 a.m. and recorded in Batch 56549800 with Document ID 4.

Second Preferred Fleet Mortgage, dated as of February 7, 2019, granted by Hornbeck Offshore Services, LLC, as Shipowner, in favor of Wilmington Trust, National Association, as Collateral Agent, as Trustee/Mortgage2

[2]	NTD: Description to be updated with NVDC filing information.

Schedule 3-1

SCHEDULE 4

Intercreditor Agreement

VESSEL MORTGAGES ON MEXICAN-FLAG VESSELS

First Lien Maritime Mortgage, dated as of May 11, 2018, by and among HOS de Mexico II, S. de R.L. de C.V., as Mortgagor, and Wilmington Trust, National Association, as Collateral Agent, as Mortgagee

Second Lien Maritime Mortgage, dated as of [-], 2019, by and among HOS de Mexico II, S. de R.L. de C.V., as Mortgagor, and Wilmington Trust, National Association, as Collateral Agent, as Mortgagee

Schedule 4-1